Filed pursuant to Rule 497(c) under the Securities Act of 1933, as amended,
Registration No. 002-28174
Investment Company Act File No. 811-01597

CROSSMARKGLOBAL.COM

STEWARD FUNDS

PROSPECTUS

Steward Large Cap Enhanced Index Fund
Class A	SEEKX
Class C	SEEBX
Class K	SEEHX
Institutional Class	SEECX
Steward Small-Mid Cap Enhanced Index Fund
Class A	TRDFX
Class C	SSMEX
Class K	SSMOX
Institutional Class	SCECX
Steward International Enhanced Index Fund
Class A	SNTKX
Class C	SNTDX
Class K	SNTFX
Institutional Class	SNTCX
Steward Select Bond Fund
Class A	SEAKX
Class C	SEAAX
Class K	SEABX
Institutional Class	SEACX
Steward Global Equity Income Fund
Class A	SGIDX
Class C	SGIFX
Class K	SGIGX
Institutional Class	SGISX
Steward Covered Call Income Fund
Class A	SCJAX
Class C	SCJCX
Class K	SCJKX
Institutional Class	SCJIX

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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STEWARD FUNDS

Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Covered Call Income Fund

PROSPECTUS

December 13, 2017

A NOTE ABOUT THE STEWARD FUNDS MANAGEMENT COMPANIES

Throughout this Prospectus, you will see references to the following companies that manage, distribute and service the Steward Funds:

•	Crossmark Global Investments, Inc. (referred to as Crossmark) is the Funds’ investment adviser and is responsible for executing each Fund’s investment strategies.
•	Crossmark Distributors, Inc. (referred to as Crossmark Distributors) is the Funds’ distributor and is responsible for developing and maintaining relationships with brokers and other financial intermediaries who sell the Funds’ shares and service shareholder accounts.
•	Crossmark Consulting, LLC (referred to as Crossmark Consulting) is a company affiliated with Crossmark that provides portfolio screening services to Crossmark for use in the management of the Funds’ investment portfolios.

Crossmark, Crossmark Distributors, and Crossmark Consulting are all affiliated companies, each a wholly owned subsidiary of Crossmark Global Holdings, Inc. Prior to August 21, 2017, these entities were previously known, respectively as Capstone Asset Management Company, Capstone Asset Planning Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc. The principal offices for each of these companies is located at 3700 W. Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

A NOTE ABOUT INDIVIDUAL CLASS SHARES

If you previously owned Individual Class shares, those shares have been redesignated as Class A shares. There was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

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  TABLE OF CONTENTS

INVESTMENT PROGRAMS, PERFORMANCE, AND FEES

ADDITIONAL FUND DETAILS

SHAREHOLDER INFORMATION

 STEWARD LARGE CAP ENHANCED INDEX FUND

Investment Objective:  Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Individual Class shares have been redesignated as Class A shares. If you previously owned Individual Class shares, there was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.42%	0.35%	0.25%	0.35%
Total annual Fund operating expenses	0.82%	1.50%	0.40%	0.50%
[1]	“Other Expenses” for Class C and Class K are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$84	$262	$455	$1,014
Class C (With Redemption)	$253	$474	$818	$1,791
Class C (Without Redemption)	$153	$474	$818	$1,791
Class K	$41	$128	$224	$505
Institutional Class	$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based large cap index and is the same index identified in the Average Annual Total Returns table below. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings from time to time of two indices that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of large cap companies.* Large Cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of November 30, 2017, is $1.608 billion to $882.331 billion.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities of non-U.S. issuers not generally included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a large cap growth index and a large cap value index. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

• Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance year by year for the last ten calendar years. The bar chart shows performance of the Institutional Class; returns for other share classes will differ only to the extent that they have different expenses. Class C and Class K shares are new classes of shares and therefore do not have a full calendar year of performance available. Returns for Class C and Class K shares would be substantially similar to the returns of the classes shown below and would differ only to the extent that Class C and Class K have different expenses than the other classes. Updated performance information is available on the Fund’s website at www.crossmarkglobal.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Large Cap Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)

Institutional Class Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
5.21%
-39.27%
37.06%
18.56%
0.17%
16.43%
36.68%
13.12%
-1.91%
11.02%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter, 2nd Quarter 2009	20.86%
Worst Quarter, 4th Quarter 2008	-24.07%
Year-To-Date Return, 3rd Quarter 2017	13.99%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	11.02%	14.41%	7.39%
Return After Taxes on Distributions	10.76%	12.51%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	6.43%	11.38%	5.82%
Class A
Return Before Taxes	10.66%	14.02%	7.03%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	11.93%	14.65%	6.95%

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is a Managing Director and Head of Equity Investments; Mr. Cody is a Senior Portfolio Manager; and Mr. Wehner is a Portfolio Manager. Mr. Wolf has served as the Fund’s portfolio manager or co-portfolio manager since 2004. Mr. Cody has served as a co-portfolio manager since 2012. Mr. Wehner has served as a co-portfolio manager since August 2016. The day-to-day management of the Fund is carried out by Messrs. Cody and Wehner, with Mr. Wolf acting in a supervisory capacity.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Investment Objective:  Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of the redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Individual Class shares have been redesignated as Class A shares. If you previously owned Individual Class shares, there was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.47%	0.43%	0.33%	0.43%
Total annual Fund operating expenses	0.87%	1.58%	0.48%	0.58%
[1]	“Other Expenses” for Class C and Class K are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$89	$278	$482	$1,073
Class C (With Redemption)	$261	$499	$860	$1,878
Class C (Without Redemption)	$161	$499	$860	$1,878
Class K	$49	$154	$269	$604
Institutional Class	$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.* The Fund’s benchmark index is a widely recognized broad-based small-mid cap index and is the same index identified in the Average Annual Total Returns table below. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the benchmark and varied weightings from time to time of two indices that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Under normal circumstances the fund will invest at least 80% of its assets in the securities of small to mid-cap companies.* Small to mid-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. For the Fund’s current benchmark index, this market capitalization range, as of November 30, 2017, is $57.738 million to $12.996 billion.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts. In addition to its investment in securities of companies included in the benchmark index, the Fund may invest up to 5% of its total assets in securities of non-U.S. issuers not generally included in the benchmark index. Also, the Fund may not invest more than 2% of its total assets in securities of companies in emerging market countries. In the event of changes to the companies included in the benchmark index, changes in the portfolio manager’s evaluation of the relative performance of growth versus value style securities, or the development of a material misweighting, the portfolio manager will rebalance the portfolio in an attempt to match the characteristics of a blend of its benchmark index and varied weighting from time to time of two indices that are subcomponents of the benchmark: a small-mid cap growth index and a small-mid cap value index. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

•  Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

•  Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

•  Securities of Small- and Mid-Cap Companies – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in small- and mid-cap companies may involve greater risks than securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

•  Micro-Cap Companies – While all investments involve risk, microcap stocks are among the most risky. Many microcap companies are new and have no proven track record. Some of these companies have no assets or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many microcap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

•  Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

•  Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•  Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

•  Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•  Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•  Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

•  Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance for each of the last ten calendar years. The bar chart shows performance of the Class A shares; returns for other share classes will differ only to the extent that they have different expenses. Class C and Class K shares are new classes of shares and therefore do not have a full calendar year of performance available. Returns for Class C and Class K shares would be substantially similar to the returns of the classes shown below and would differ only to the extent that Class C and Class K have different expenses than the other classes. Updated performance information is available on the Fund’s website at www.crossmarkglobal.com.

CLASS A CALENDAR YEAR TOTAL RETURNS

Steward Small-Mid Cap Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)

Class A Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-2.09%
-36.22%
42.02%
27.05%
-1.63%
16.49%
37.02%
5.32%
-3.92%
23.05%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter, 2nd Quarter 2009	28.76%
Worst Quarter, 4th Quarter 2008	-27.24%
Year-To-Date Return, 3rd Quarter 2017	8.27%

The following table illustrates the impact of taxes on the Fund’s returns (Class A is shown; after tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2016
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	23.05%	14.73%	8.22%
Return After Taxes on Distributions	22.05%	12.52%	6.86%
Return After Taxes on Distributions and Sale of Fund Shares	13.86%	11.58%	6.52%
Institutional Class
Return Before Taxes	23.50%	15.05%	8.53%
Index
Standard & Poor’s 1000 Index (reflects no deduction for fees, expenses or taxes)	22.44%	15.72%	9.09%

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is a Managing Director and Head of Equity Investments; Mr. Cody is a Senior Portfolio Manager; and Mr. Wehner is a Portfolio Manager. Mr. Wolf has served as the Fund’s portfolio manager or co-portfolio manager since 1998. Mr. Cody has served as a co-portfolio manager since 2012. Mr. Wehner has served as a co-portfolio manager since August 2016. The day-to-day management of the Fund is carried out by Messrs. Cody and Wehner, with Mr. Wolf acting in a supervisory capacity.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Investment Objective:  Long term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Individual Class shares have been redesignated as Class A shares. If you previously owned Individual Class shares, there was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.46%	0.37%	0.27%	0.37%
Total annual Fund operating expenses	1.01%	1.67%	0.57%	0.67%
[1]	“Other expenses” for Class C and Class K are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$103	$322	$558	$1,236
Class C (With Redemption)	$270	$526	$907	$1,976
Class C (Without Redemption)	$170	$526	$907	$1,976
Class K	$58	$183	$318	$714
Institutional Class	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based investment policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark.* The Fund’s primary benchmark index is a blend of widely-recognized broad-based indexes representing both developed and emerging non-U.S. markets and is the same index identified in the Average Annual Total Returns table below. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non-U.S. companies.* The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) or dual listed securities representing securities of companies located or domiciled outside of the United States.* These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all its non-cash assets will be invested in securities of non-U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in emerging market countries. Fund investments may also include other investment companies and real estate investment trusts. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an attempt to match the characteristics of a blend of the primary benchmark and varied weighting from time to time of a secondary benchmark that includes only securities of issuers in emerging market countries. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Securities of Small- and Mid- Cap Companies,” below)

Risks of investing in the Fund include:

•  Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

•  Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

•  Foreign Securities – Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

•  Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

•  Depositary Receipts (“DRs”) – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an unsponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs. DRs may be issued with respect to securities of issuers in emerging market countries.

•  Foreign Currency Risk – Investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s international investments will primarily be in the form of U.S. dollar-denominated securities, fluctuations in the value of the currencies of the countries in which the foreign companies are located may also affect the value of such securities.

•  Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

•  Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•  Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

•  Securities of Small- and Mid-Cap Companies – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in small- and mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

•  Investment in Other Investment Companies or Real Estate Investment Trusts –  The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

•  Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•  Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•  Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compares with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance year by year for the last ten calendar years. The bar chart shows performance of the Institutional Class; returns for other share classes will differ only to the extent that they have different expenses. Class C and Class K shares are new classes of shares and therefore do not have a full calendar year of performance available. Returns for Class C and Class K shares would be substantially similar to the returns of the classes shown below and would differ only to the extent that Class C and Class K have different expenses than the other classes. Updated performance information is available on the Fund’s website at www.crossmarkglobal.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward International Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
15.23%
-44.18%
39.71%
7.06%
-13.20%
12.34%
9.49%
-5.34%
-11.60%
8.61%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter, 2nd Quarter 2009	26.12%
Worst Quarter, 4th Quarter 2008	-24.18%
Year-To-Date Return, 3rd Quarter 2017	19.28%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	8.61%	2.25%	-0.69%
Return After Taxes on Distributions	8.14%	1.71%	-1.23%
Return After Taxes on Distributions and Sale of Fund Shares	5.48%	1.89%	-0.32%
Class A
Return Before Taxes	8.23%	1.89%	-1.02%
Index
S&P ADR Index (reflects no deduction for fees, expenses or taxes)	6.32%	4.49%	0.94%

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf, Mel Cody, and Zachary Wehner. Mr. Wolf is a Managing Director and Head of Equity Investments; Mr. Cody is a Senior Portfolio Manager; and Mr. Wehner is a Portfolio Manager. Mr. Wolf has served as the Fund’s portfolio manager or co-portfolio manager since 2006. Mr. Cody has served as a co-portfolio manager since 2012. Mr. Wehner has served as a co-portfolio manager since 2016. Day to day management of the Fund is carried out by Messrs. Cody and Wehner, with Mr. Wolf acting in a supervisory capacity.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

STEWARD SELECT BOND FUND

Investment Objective:  To provide high current income with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Individual Class shares have been redesignated as Class A shares. If you previously owned Individual Class shares, there was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.45%	0.36%	0.26%	0.36%
Total annual Fund operating expenses	0.95%	1.61%	0.51%	0.61%
[1]	“Other Expenses” for Class C and Class K are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$97	$303	$525	$1,166
Class C (With Redemption)	$264	$508	$876	$1,911
Class C (Without Redemption)	$164	$508	$876	$1,911
Class K	$52	$164	$285	$640
Institutional Class	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund’s values-based screening policies. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed to be illiquid. Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other non-profit organizations. The Fund may invest up to 5% of its total assets in U.S. dollar denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar denominated debt securities of companies in emerging market countries. Fund investments may include real estate investment trusts.

The instruments in which the Fund invests may have fixed, variable or floating rates of interest, with small portions of its portfolio in cash or short-term money market instruments, including repurchase agreements. The Fund may purchase securities on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities for a fixed price at a future date beyond customary settlement time.

In an effort to achieve the Fund’s stated objective the portfolio manager will:

•	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.
•	Determine the appropriate maturity/duration range for the Fund relative to the market.
•	Provide diversification through investment in multiple industry and asset sectors, subject to the Fund’s values-based screening policies.
•	Invest only in securities rated investment grade (Baa3/BBB- or better) by Moody’s or Standard and Poor’s or those comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality (investment grade) by the portfolio manager at the time of purchase based on the security’s characteristics, the entity’s financial status, and any other available information.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

In order to construct the most appropriate portfolio to realize the Fund’s objective, the Fund’s portfolio manager will seek to balance three primary portfolio characteristics of duration, yield curve structure and sector allocations. When the portfolio manager believes that future U.S. interest rates will trend to higher levels (largely, but not entirely, due to an expected increase in general economic activity producing a change in Federal Reserve Bank policy), the portfolio manager will create portfolio durations less than those stated for index benchmarks. When the portfolio manager believes that future U.S. interest rates will trend to lower levels (largely, but not entirely, due to an expected decrease in general economic activity producing a change in Federal Reserve Bank policy), the portfolio manager will create portfolio durations greater than those stated for index benchmarks.

Contributing to duration target decisions is a view of future inflationary price pressures which also determine Fed policymaking expectations. Other factors such as liquidity, credit concerns and relative yield levels may also direct how duration is created across sectors and may inhibit, or augment, how portfolio duration targets are selected.

Yield curve decisions as to where investments should be concentrated begin with a bias toward intermediate maturities. The core of portfolio holdings will therefore be dominated, in most instances, at the heart of the yield curve. Allocations to very short maturities or very long maturities go hand-in-hand with targeted duration decisions. When the portfolio manager believes the trend for nominal interest rates will be higher, shorter-term securities will be favored over long-dated securities to complete the portfolio’s profile. When the portfolio manager believes the trend for nominal interest rates will be lower, longer-term issues will be favored over shorter.

Investments in U.S. Treasury issues, in lieu of agency and/or corporate issues, are generally determined by the demand for safety and liquidity of these investments. Corporate sectors may be under-weighted when the portfolio manager believes that slowing economic activity will put increased stress on corporate balance sheets and produce potential credit downgrades or other credit events, resulting in widening credit yield spreads.

Subject to limits of the Fund’s concentration policy, which prevents the Fund from investing 25% or more in any one industry or group of industries, corporate sectors may be over-weighted when the portfolio manager believes that increasing economic activity will improve corporate balance sheets and produce potential credit upgrades or other credit events inducing the tightening credit yield spreads. Individual debt securities of any maturity may be purchased. Portfolio sales are determined in a variety of ways, including but not limited to strategic adjustments, yield enhancement replacements, current news shocks and credit deteriorations.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio manager’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Risks of investing in the Fund include:

• Bond Fund Investing Risk – Because the Fund prices its assets and determines its share value on each business day based on current market prices (see “Share Price”), a shareholder cannot avoid loss by holding a bond to maturity, as might be possible for an investor who invests in individual bonds rather than in Fund shares.

• Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Fixed-Income Securities – Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. If a note has a duration of one year, then a 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

• Variable and Floating Rate Securities – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general market rates of interest decline, the yield on these instruments will also decline.

• General Ratings Risk – Ratings may be unreliable, due to conflicts of interest between the rating agencies and the issuers, as well as the lag between and event requiring a rating downgrade and the actual rating downgrade.

• BBB/Baa3 Securities – Obligations rated BBB by S&P or Baa3 by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by Crossmark, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.

• U.S. Government Securities – The value of fixed-income securities issued or guaranteed by a U.S. government or government agency will tend to fall as interest rates increase. Because instruments of U.S. Government agencies have various degrees of U.S. Government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. Instruments issued by non-U.S. governments may involve risk of default and loss of principal and interest.

• National and International Government and Economic Policies – Actions and statements of national and international government and economic policy institutions can have effects, which can be substantial, on interest rates and other factors affecting debt obligations, such as trading volume, in addition to broader economic effects.

• Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds – Non-U.S. corporations, banks and branches issuing dollar denominated instruments in the United States (i.e. Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks and branches, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks and branches, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments and information about them may be harder to obtain.

• Foreign Government Securities – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as would be similar U.S. government or agency instruments, and information on such foreign instruments may be more difficult to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar risks and may not be supported as to payment of principal and interest by the relevant government.

• Repurchase Agreements – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Investment in Illiquid Investments – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. Illiquid securities can also be difficult to value, so there can be no assurance that the Fund can sell the securities at the price at which it is valuing them in determining net asset value.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Mortgage Risk – When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Declines in the value of property backing these securities will negatively affect the quality of these securities and could reduce the ability of the issuer to sell the property to satisfy its outstanding obligations. The value of the property can be negatively affected by a number of factors, including changes in the neighborhood, factors affecting the particular property or the real estate market generally and poor property maintenance. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the borrower may fail to make scheduled sinking fund payments or may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised. There may also be delays in receiving interest payments and in realizing collateral for these instruments. Finally, there is the potential risk that illiquidity in the market for mortgage-related securities may make it difficult for the Fund to dispose of these instruments or may seriously reduce their sale price.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance year by year for the last ten calendar years. The bar chart shows performance of the Institutional Class; returns for other share classes will differ only to the extent that they have different expenses. Class C and Class K shares are new classes of shares and therefore do not have a full calendar year of performance available. Returns for Class C and Class K shares would be substantially similar to the returns of the classes shown below and would differ only to the extent that Class C and Class K have different expenses than the other classes. Updated performance information is available on the Fund’s website at www.crossmarkglobal.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Select Bond Fund

Year-by-year total return as of 12/31 each year (%)

Institutional Class Shares

8%
6%
4%
2%
0%
-2%
-4%
5.77%
3.53%
5.72%
5.16%
3.25%
4.08%
-2.10%
3.79%
0.96%
1.99%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter, 3rd Quarter 2006	3.10%
Worst Quarter, 2nd Quarter 2013	-2.80%
Year-To-Date Return, 3rd Quarter 2017	2.42%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	1.99%	1.72%	3.19%
Return After Taxes on Distributions	1.05%	0.74%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	1.13%	0.89%	2.00%
Class A
Return Before Taxes	1.60%	1.35%	2.84%
Index
Bloomberg Barclays Capital US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.04%	2.29%	4.39%

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s portfolio manager is Victoria Fernandez. Ms. Fernandez is a Managing Director and Head of Fixed Income Investments. She has served as the Fund’s portfolio manager since 2014.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

STEWARD GLOBAL EQUITY INCOME FUND

Investment Objective:  Current income along with growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of the redemption of proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Individual Class shares have been redesignated as Class A shares. If you previously owned Individual Class shares, there was no change in the fees or expenses associated with this share class, and none of your rights as a shareholder changed. This was a simple name change.

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.44%	0.36%	0.26%	0.36%
Total annual Fund operating expenses	0.99%	1.66%	0.56%	0.66%
[1]	“Other expenses” for Class C and Class K are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$101	$315	$547	$1,213
Class C (With Redemption)	$269	$523	$902	$1,965
Class C (Without Redemption)	$169	$523	$902	$1,965
Class K	$57	$179	$313	$701
Institutional Class	$67	$211	$368	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its assets, and, under normal market conditions, no less than 30% of its assets, invested in securities of non-U.S. issuers.

The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (“DRs”) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets. The Fund’s DR investments will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available.

In managing the Fund, the portfolio managers employ a four-step process that combines this dividend income style with relative risk-controlled portfolio construction and the Fund’s values-based screening policies. The portfolio managers initially create an investment universe comprised of U.S. exchange traded, dividend-paying domestic and international stocks.

•	First, the portfolio managers identify securities having dividend yields above their sector medians. Then those securities are screened for positive trend, individual payouts and favorable earnings growth.
•	Second, the remaining universe is screened in accordance with the Fund’s values-based policies, and those companies failing to meet these criteria are removed.
•	Third, a relative risk-controlled portfolio is constructed that attempts to match the general characteristics of a recognized equity index.
•	Finally, a review of the portfolio securities with respect to their latest fundamental information is conducted. Any security that fails the review is removed and the portfolio construction is repeated until all holdings satisfy the review process.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies.

The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than funds with similar investment policies. The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Securities of Small- and Mid-Cap Companies,” below.)

Risks of investing in the Fund include:

• Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Foreign Securities – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; and (6) less availability of information.

• Emerging Market Securities – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

• Depositary Receipts (“DRs”) – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an unsponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

• Foreign Currency Risk – Investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s international investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s investments will primarily be in U.S. dollar-denominated securities, fluctuations in the value of the currencies of the countries in which the foreign companies are located may also affect the value of such companies.

• Security Selection and Market Risk – Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Value Stocks – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

• Growth Stocks – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

• Securities of Small- and Mid-Cap Companies – Investments in small and mid-cap companies are subject to the risks of equity securities. Investment in small- and mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

• Investment in Other Investment Companies or Real Estate Investment Trusts – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and the life of the Fund compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns table shows performance year by year since the Fund’s inception. The bar chart shows performance of the Institutional Class; returns for other share classes will differ only to the extent that they have different expenses. Class C and Class K shares are new classes of shares and therefore do not have a full calendar year of performance available. Returns for Class C and Class K shares would be substantially similar to the returns of the classes shown below and would differ only to the extent that Class C and Class K have different expenses than the other classes. Updated performance information is available on the Fund’s website at www.crossmarkglobal.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Global Equity Income Fund

Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

30%
25%
20%
15%
10%
5%
0%
-5%
26.06%
11.92%
5.31%
9.54%
20.74%
9.00%
-1.30%
14.02%
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter, 3rd Quarter 2009	17.75%
Worst Quarter, 1st Quarter 2009	-14.52%
Year-To-Date Return, 3rd Quarter 2017	14.88%

* Inception date was April 1, 2008

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. Two indices that are broad measures of market performance are shown because the Fund’s Board of Directors has determined that both are relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURN	For the periods ended December 31, 2016
	1 Year	5 Years	Life of Fund
Institutional Class
Return Before Taxes	14.02%	10.16%	6.37%
Return After Taxes on Distributions	12.21%	8.87%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	7.98%	5.03%
Class A
Return Before Taxes	13.67%	9.78%	6.00%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	11.93%	14.65%	8.11%
Standard & Poor’s Global 1200 Index (reflects no deduction for fees, expenses or taxes)	8.87%	10.83%	4.76%

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are John Wolf and Mel Cody. Mr. Wolf is a Managing Director and Head of Equity Investments; and Mr. Cody is a Senior Portfolio Manager. Mr. Wolf has served as the Fund’s portfolio manager or co-portfolio manager since 2008. Mr. Cody has served as the Fund’s co-portfolio manager since 2012.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

STEWARD COVERED CALL INCOME FUND

Investment Objective:  Dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class K	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00	$12.00	$12.00

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1% CDSC. Class C shares convert to Class A shares after ten years.

Class K shares are made available to authorized dealers without any distribution-related payments or account servicing payments. Accordingly, you may be charged a commission or other account management or service fees by your dealer which is not reflected herein.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Institutional Class
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.63%	0.63%	0.53%	0.63%
Total annual Fund operating expenses	1.33%	2.08%	0.98%	1.08%
Fee waiver and/or expense reimbursement[2]	0.08%	0.08%	0.08%	0.08%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	0.90%	1.00%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]	Crossmark has contractually agreed through December 13, 2018 to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted principles)) exceed 1.25%, 2.00%, 0.90% and 1.00% for Class A, Class C, Class K and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same (including one year of capped expenses in each period).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$127	$414	$721	$1,594
Class C (With Redemption)	$303	$644	$1,111	$2,404
Class C (Without Redemption)	$203	$644	$1,111	$2,404
Class K	$92	$304	$534	$1,194
Institutional Class	$102	$336	$588	$1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. Because the Fund commenced business on the effective date of this Prospectus, it cannot yet calculate a portfolio turnover rate. However, it is anticipated that the Fund’s portfolio managers may engage in frequent trading of the Fund’s portfolio securities in pursuing the Fund’s strategy.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large cap, dividend paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large cap securities market.

Under normal market circumstances, the Fund will:

•	write (sell) call options on at least 80% of its equity securities
•	invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark*

The Fund’s equity investments will consist primarily of common stocks of large U.S. companies, most of which will pay dividends, with sufficient liquidity and option market interest to suggest that call options can be readily be written on those securities. The Fund’s benchmark index is a widely recognized broad-based large cap index. For the Fund’s current benchmark index, this market capitalization range, as of November 30, 2017, is $32.560 billion to $882.331 billion.

Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract. When call options are written, the Fund will typically write options with exercise prices that are above the current market price of the security, thus providing room for growth. The purchaser pays a premium to the Fund for the option so the premium is an extra source of income to the Fund. If the price of the underlying security rises, but does not rise to the level of the exercise price, the option would not typically be exercised and the Fund would keep both the security at its appreciated value and the option premium. However, if the price of the underlying security rises above the exercise price of the option prior to expiration of the option and the option is exercised, the Fund will lose the value of that extra appreciation, although the loss in appreciation will be moderated by the amount of the option premium received by the Fund. If the price of the security drops below the price at the time the option was written, such loss in value will be diminished by the value of the premium.

The covered call strategy used by the Fund is designed to earn extra income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining equity prices due to the Fund’s receipt of premiums from selling the call options. Covered call options on a particular equity security may be sold on up to the full number of shares of that equity security held by the Fund. For securities on which options expire unexercised, the Fund can write more options, thus earning more premium income, until an option on the security is exercised. The Fund’s portfolio managers consider several factors when writing (selling) options, including the overall equity market outlook, factors affecting the particular industry sector, individual security considerations, the timing of corporate events and the levels of option premiums.

The companies included in the investment universe represent a broad spectrum of U.S. economic sectors and are primarily U.S. issuers. Changes to the companies in which the Fund invests will usually be prompted by changes in the portfolio managers’ evaluation of the relative performance of the securities, changes in a securities option market, or the development of a material portfolio construction issue. Following any changes, the portfolio managers will rebalance the portfolio in an attempt to more closely match the characteristics of the broader mid and large cap market. To the extent that a rebalance involves buying new securities, the Fund’s portfolio managers will write calls against those securities in due course.

*	The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

To the extent that a rebalance involves selling securities, the Fund’s portfolio managers will close out the option positions against the security being sold. In addition, since the Fund uses its best efforts to avoid investments in companies that do not pass the Fund’s values-based screening criteria, it will divest itself, in a timely manner, of securities that are subsequently added to the list of prohibited securities. The Fund may also close out (buy back) call options it has written in order to adjust the Fund’s risk profile or in anticipation of certain corporate actions and/or events such as ex-dividend dates, earnings announcements and/or other material corporate actions.

Values-based Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with mature content, life ethics, alcohol, gambling or tobacco, although it may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

The Fund’s covered call option strategy to moderate risk may not be successful if markets or individual security prices do not move as expected and may expose the Fund to greater losses than if this strategy had not been used. This strategy can cause the Fund to lose the benefits of greater-than-anticipated increases in value of a security while not protecting it from declines in the value of a security. The Fund will also be limited in its ability to sell a security during the term of an option written on that security. The prices of options can be volatile, causing relevant exchanges to suspend trading during certain periods and limiting the Fund’s ability to trade in these instruments. Covered call options can be difficult to close out and may involve extra costs for the Fund, including the costs of higher portfolio turnover often associated with this strategy.

Risks of investing in the Fund include:

• Call Options Risk – Writing call options to generate income and to potentially hedge against market declines by generating option premiums involves risk. These risks include, but are not limited to, potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Limited Gains:  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to additional costs.

Option Exercise:  As the writer of a call option, the Fund cannot control the time when it may be required to fulfill its obligation to the purchaser of the option. Once the Fund has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

Lack of Liquidity for the Option:  Derivatives may be difficult to sell or unwind. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call position previously written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Lack of Liquidity for the Underlying Security:  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Value Changes:  The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the fund’s capital appreciation potential on the underlying security.

• Values-based Screening Policies – In avoiding investments that are inconsistent with the Fund’s values-based screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

• Equity Securities – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Dividend Risk – The income of the Fund may fluctuate due to the amount of dividends that companies elect to pay.

• Security Selection and Market Risk – Particular stocks selected for the Fund may not meet expectations of the market, the Fund portfolio managers, or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

• Tax Risk – Writing covered call options may significantly reduce or eliminate the amount of dividends that constitute qualified dividend income, which is taxed to non-corporate shareholders at lower rates. Covered calls also are subject to federal income tax rules that: 1) limit the allowance of certain losses or deductions by the Fund; 2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income;

3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or 4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprises close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

• Share Ownership Concentration Risk.  To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

• New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and may cause shareholders to incur expenses of liquidation.

Performance

The performance information for the Fund is not provided because the Fund commenced operations on December 13, 2017 and it does not have a full calendar year of performance as of the date of this Prospectus. When available, performance information will be accessible on the Fund’s website at www.crossmarkglobal.com or by calling 1-800-262-6631. Past performance is not an indication of how the Fund will perform in the future.

MANAGEMENT

As mentioned above, Crossmark is the Fund’s investment adviser. The Fund’s co-portfolio managers are Paul Townsen and Zachary Wehner. Mr. Townsen is a Managing Director, and Mr. Wehner is a Portfolio Manager. Messrs. Townsen and Wehner have served as the Fund’s portfolio managers since December 13, 2017, the Fund’s inception date.

Shareholder Information

For important information about purchase and sale of Fund shares, tax information, and information on financial intermediary compensation, please turn to the ADDITIONAL FUND DETAILS section on page 41 of this Prospectus.

ADDITIONAL FUND DETAILS

Minimum Investment

Class A and C – The minimum initial investment is $2,000 per Fund for regular accounts and $1,000 for individual retirement accounts. Continuous investment plans have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchases per Fund is $1,000.

Class K – There is no minimum investment. Class K shares are sold only through authorized dealers; they are not available for purchase directly through the Funds’ distributor.

Institutional Class – The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

The Independent Directors of Steward Funds, Inc. may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed at their net asset value per share on any business day through authorized dealers, or by writing the Funds’ transfer agent. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in a Fund.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Strategies and Risks

The investment objective of each of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund and Steward International Enhanced Index Fund is long-term capital appreciation.

The investment objective of Steward Select Bond Fund is to provide high current income with capital appreciation.

The investment objective of Steward Global Equity Income Fund is current income along with growth of capital.

The investment objective of Steward Covered Call Income Fund is dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market.

For each Fund, except Steward Small-Mid Cap Enhanced Index Fund, the Fund’s investment objective is non-fundamental and may be changed without shareholder approval. For Steward Small-Mid Cap Enhanced Index Fund, the Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The information on the prior pages describes each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types detailed for each Fund are further described in the Statement of Additional Information. The information on the prior pages also describes the principal risks of investing in each Fund.

Other Investment Practices

From time to time, each Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Portfolio Turnover

No Fund (except Steward Covered Call Income Fund) intends to trade portfolio securities for the purpose of realizing short-term profits. However, each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Steward Covered Call Income Fund anticipates that the Fund’s portfolio managers may engage in frequent trading of the Fund’s portfolio securities in pursuing the Fund’s strategy. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may realize significant short-term and long-term capital gains, which will result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower a Fund’s effective return for investors.

Portfolio Holdings

A description of the Funds’ policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated December 13, 2017. In addition, each Fund’s portfolio holdings may be viewed on the Fund’s website at www.crossmarkglobal.com. The portfolio holdings are posted within 30 days after the end of each month.

Additional Information about the Funds

Each Fund is a series of Steward Funds, Inc., an open-end management investment company. The Adviser provides management and investment advisory services to the Funds. This Prospectus doesn’t tell you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

SHAREHOLDER INFORMATION

APPLICABLE TO ALL FUNDS

MANAGEMENT

Investment Adviser

Capstone Asset Management Company, Inc. officially changed its name to Crossmark Global Investments, Inc. (“Crossmark”) effective August 21, 2017. There were no changes in fees or services associated with this name change. Crossmark Global Investments, Inc. a wholly owned subsidiary of Crossmark Global Holdings, Inc. located at 3700 West Sam Houston Parkway South, Suite 250, Houston, TX 77042, acts as the investment adviser for each of the Funds. Crossmark provides investment management services to investment companies, pension and profit-sharing plans and accounts, corporations and individuals. As of November 30, 2017, Crossmark manages $5.17 billion in assets. A discussion of the basis for the approval of the Funds’ (except for Steward Covered Call Income Fund) investment advisory contract is available in the Funds’ Annual Report dated April 30, 2017. For Steward Covered Call Income Fund, the discussion will be included in the April 30, 2018 Annual Report. As compensation for Crossmark’s services as investment adviser, the Funds paid the following fees to Crossmark, as a percentage of each particular Fund’s average daily net assets for the fiscal year ended April 30, 2017: Steward Large Cap Enhanced Index Fund, 0.15%; Steward International Enhanced Index Fund, 0.30%; Steward Small-Mid Cap Enhanced Index Fund, 0.15%; Steward Select Bond Fund, 0.25%; Steward Global Equity Income Fund, 0.30%. Steward Covered Call Income Fund, upon commencement of operations, will pay Crossmark an advisory fee of 0.45% of the Fund’s average daily net assets.

Portfolio Managers

John Wolf began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds. In 1992, Mr. Wolf joined New Castle Advisers, which managed fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Crossmark. Mr. Wolf received his Bachelor’s Degree from Hofstra University and his Master’s Degree from Manhattan College.

Victoria Fernandez received her Bachelor’s Degree from Rice University and her Master’s Degree from Texas A&M University, May’s Business School. Prior to joining Crossmark in 2012, she was a portfolio manager and the head of fixed income trading with Fayez, Sarofim & Co., where she had been employed for eighteen years and was involved in all aspects of the company’s fixed income portfolio management process.

Paul Townsen began his career with Crossmark in 1993. Mr. Townsen’s responsibilities have included portfolio management, portfolio analytics, allocation maintenance, soft dollar management, and numerous other leadership positions. Mr. Townsen has been involved with equity index trading for Crossmark’s institutional clients for 18 years. As a senior equity and derivatives trader, his years of experience bring a strong knowledge of the unique factors associated with equity index trading. Mr. Townsen also brings expertise in trading taxable and tax-exempt bonds as he previously served as Crossmark’s head bond trader.

Mel Cody has over twenty-five years’ experience as a securities analyst and portfolio manager. He was Vice President of Institutional Research for Sanders Morris Harris for approximately ten years and has also worked as a portfolio manager and analyst for USAA Investment Management Company and American General. He joined Crossmark as a Senior Vice President and Equity Portfolio Manager in 2010.

Zachary Wehner received his Bachelor’s Degree from Southern Methodist University, and his MBA and Doctor of Jurisprudence from The University of Houston. He joined Crossmark as an investment analyst and equity and derivatives trader in August 2014. He was promoted to portfolio manager in April 2015.

Day to day management of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward International Enhanced Index Fund is carried out by Messrs. Cody and Wehner with Mr. Wolf acting in a supervisory capacity.

The Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the Fund for which he/she provides portfolio management services.

Values-Based Investing Consultant

The Funds offer investors the opportunity to pursue investment goals while being consistent with widely held traditional values. Thus, in pursuing their investment objectives, each Fund applies a comprehensive set of values-based screens to all its investments. Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with mature content, life ethics, alcohol, gambling or tobacco although a Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional values screening criteria that are deemed by the Funds’ Board of Directors, in consultation with Crossmark Consulting, LLC (see “Consultant,” below), to be consistent with widely held traditional values. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the Fund’s investment adviser determines that an immediate sale would have a negative tax or other effect on the Fund.

The Funds have retained Crossmark Consulting as a consultant regarding values-based investing. Crossmark Consulting was a pioneer in the development of social values-based investing methodology and was one of the first investment research firms exclusively dedicated to social values-based investing data and analysis. For its services, Crossmark Consulting receives monthly fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.08% of the first $500 million of such assets, 0.05% of the next $500 million, and 0.02% of aggregate assets over $1 billion.

Administrator, Compliance Services, and Class Action/Fair Fund Service Provider

Crossmark Consulting also acts as administrator for each Fund. For its services as administrator, Crossmark Consulting receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million.

Pursuant to a compliance services agreement, Crossmark Consulting also provides regulatory compliance services for the Funds. For these services, Crossmark Consulting receives a monthly fee from each Fund, calculated at an annual rate of 0.025% of the first $500 million of the average daily net assets of that Fund, 0.020% of the next $500 million and 0.015% of assets over $1 billion. The Agreement also provides for reimbursement to Crossmark Consulting of reasonable expenses incurred by Crossmark Consulting related to travel outside the Houston, Texas area in connection with providing services under the Agreement.

For its services in class action and Securities and Exchange Commission Fair Fund claim preparations, Crossmark Consulting receives 3% of net proceeds to the Funds in class action claims and 6% of amounts received from Securities and Exchange Commission Fair Fund claims.

Cipperman Compliance Services, LLC (“Cipperman”) provides regulatory compliance services for the Funds pursuant to a Compliance Services Agreement effective April 1, 2016, as amended effective February 14, 2017. In accordance with this agreement, Cipperman also designates a member of its staff, who has been approved by the Funds’ Board of Directors, to serve as the Chief Compliance Officer (“CCO”) for the Funds in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement is $5,000 per month. Through September 30, 2016, this agreement covered the five Steward Funds plus one additional investment company. Effective October 1, 2016, the additional investment company is no longer covered by this agreement. Thus from October 1, 2016 forward, the full expense of this agreement will be borne by the Funds, including, effective September 8, 2017, Steward Covered Call Income Fund, and will be allocated among the Funds based on their relative net asset values at the end of each calendar month, as determined and computed in accordance with the description of the method of determination of net asset value contained in the current prospectus and statement of additional information for each Fund as in effect from time to time under the Securities Act of 1933. Additional fees may be charged for “additional services” or in the event any of the Steward Funds were to engage an adviser or sub-adviser other than Crossmark. Such fees, if incurred, will be allocated to or among the Steward Funds in a manner deemed fair and reasonable by the Funds’ Board of Directors.

BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran’s Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

The price of exchange traded options is determined by (i) valuing options listed on an exchange at the last reported sale price, except if there is no last reported sale price, (ii) valuing options listed on an exchange at the most recent bid for long options and the most recent ask for short options.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost, when amortized cost is approximately the same as the fair value of the security as determined by using market-based data and issuer-specific developments. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by a Fund’s Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets. Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

BUYING FUND SHARES

Minimum Investment

Class A and C – The minimum initial investment is $2,000 per Fund for regular accounts and $1,000 for individual accounts. Continuous investment plans have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchases per Fund is $1,000.

Class K – There is no minimum investment. Class K shares are sold only through authorized dealers; they are not available for purchase directly from the Funds’ distributor.

Institutional Class – The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

The Independent Directors of Steward Funds, Inc. may invest in Institutional Class shares without regard to the stated minimum investment requirements.

How to Invest

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers.  You may place your order through any dealer authorized to take orders for the Funds. An authorized dealer is one that has entered into a selling agreement with the Fund’s distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund. If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day’s NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer’s responsibility to transmit orders timely.

Through the Distributor.  You may place orders directly with the Funds’ distributor (except with respect to Class K shares) by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, to the Funds’ Transfer Agent:

Transfer Agent’s Address

Regular Mail Steward Funds c/o FIS Global P.O. Box 183004 Columbus, OH 43218-3004	Overnight Mail Steward Funds c/o Transfer Agency 4249 Easton Way, Suite 400 Columbus, OH 43219

UMB, N.A. acts as the custodian of the Steward Funds Traditional, Roth, SEP, and SIMPLE IRA accounts and Coverdell ESA accounts established directly through the Funds’ distributor. Additional terms and conditions related to the establishment and maintenance of those accounts can be found in the applicable custodial agreement and disclosure statement provided by UMB.

Remember to make your check in an amount no less than any applicable minimum noted under the Minimum Investment section above. Unless NSCC traded, funding is due on a T+1 basis. Payment for orders placed with the Transfer Agent must be received by the Transfer Agent within three business days after the order was placed. Otherwise, you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder’s address of record.

Investing By Wire Transfer.  You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds’ Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds’ website at www.crossmarkglobal.com. Mail the application to the Transfer Agent’s address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund’s investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchase of shares unless the Fund’s investment adviser determines that the value of such securities can be calculated under the Fund’s regular procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle. In-kind purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to a Fund.

Telephone Investment

If you have opened an account through the Funds’ distributor, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208. If your account was opened through an authorized dealer, you may be required to place additional orders through that dealer.

The minimum telephone purchase for Class A and Class C shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent’s address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see “Investing by Wire Transfer,” above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Class A or Class C shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Advantaged Retirement Plans

Fund shares may be used for virtually all types of tax-advantaged retirement plans, including traditional and Roth Individual Retirement Accounts (“IRAs”), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

The Funds’ Board of Directors has determined, based on the Funds’ experience, that the Funds are not likely to attract abusive short-term traders due to the fact that the Funds’ portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading. Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time. To the extent that short-term trading does occur, such trading may result in additional costs for the Funds. Any future changes to the Funds’ policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Funds’ Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

• Name
• Date of birth (for individuals)
• Residential or business street address (although post office boxes are still permitted for mailing)
• Social security number, taxpayer identification number, or other identifying number

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING FUND SHARES

When you sell your shares, proceeds from the sale will generally be in the form of cash, though each Fund reserves the right to redeem in kind as described below. Each Fund typically expects to satisfy redemption requests by using available cash or selling portfolio assets if available cash is not sufficient to meet redemption requests. Each Fund may use either cash, portfolio sales or redemption in kind to satisfy redemption requests under normal or stressed market conditions.

Through Authorized Dealers.  You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or facsimile directly with the Funds’ Transfer Agent and your share price will be the NAV next determined after the order is received. The Funds do not charge a fee for these redemptions (but will assess any applicable CDSC), but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Transfer Agent.  You may redeem your Fund shares by writing to the Transfer Agent’s address (see “Purchasing Fund Shares,” above). You will generally receive a check for your redemption amount within a week after your request is received; however, the Funds typically expect redemption proceeds will be sent out within 1 day by check after your redemption request is received. As noted, below under “Expedited Redemptions”, under certain circumstances, redemption proceeds may be sent out by wire on the next day after the redemption request. The Funds do not charge any fee for redemptions (but will assess any applicable CDSC).

Certain transactions will require a signature guarantee or validation. See “Signature Verification for Certain Transactions.”

Redemption of Shares Purchased by Check.  Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds’ cash reserves. The Funds do not impose a special fee for this service. However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Class A or Class C shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund’s portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them. To the extent practicable, the Fund will use only liquid securities for redemptions in kind. If the Adviser determines that it is in the best interests of a Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value. A redemption in kind is taxable for federal income tax purposes to the same extent as a redemption for cash.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under the Minimum Investment section above. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $2,000 for regular accounts and $1,000 for individual retirement accounts. The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria. Payment of the small account fee through a redemption of Fund shares may result in tax consequences to you.

Class C Contingent Deferred Sales Charge (CDSC)

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase. When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange from one fund into another, but you may be subject to the CDSC if you redeem your exchanged shares.

The CDSC may be waived in certain cases:

•	redemption of shares of a shareholder (including a registered joint owner) who has died;
•	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally and permanently disabled (as evidenced by a determination by the federal Social Security Administration);
•	redemptions under a systematic withdrawal plan at a maximum of 12% per year of the net asset value of the account;
•	redemption of shares by an employer-sponsored employee benefit plan whose dealer of record has waived the advance of the first year service and distribution fees applicable to such shares and agrees to receive such fees quarterly;
•	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly;
•	redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59½; and
•	redemptions to satisfy required minimum distributions after age 70½ from an IRA account.

EXCHANGING FUND SHARES

You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee, although for Class C shares you may be subject to the CDSC if you redeem your exchanged shares (see above). Please read the information in the Funds’ prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days’ notice to shareholders.

You may place an exchange order by:

• Mailing your exchange order to the Transfer Agent’s address.
• Telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See “Dividends, Distributions and Tax Matters,” below.

Signature Verification for Certain Transactions

Signature Guarantees.  To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange, Inc. Medallion Program (NYSE MSP). The Transfer Agent reserves the right to reject a signature guarantee if it is not provided by an acceptable Medallion guarantor. The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•	A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc.);
•	A redemption from an account for which the address or account registration has changed within the last 10 business days;
•	A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;
•	A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours; and
•	An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee.

Signature Validation Program.  The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

•	A change of name;
•	Add/Change banking instructions;
•	Add/Change beneficiaries;
•	Add/Change authorized account traders;
•	Adding a Power of Attorney;
•	Add/Change Trustee; or
•	UTMA/UGMA custodian change.

DISTRIBUTOR; SERVICE AND DISTRIBUTION PLAN;ADMINISTRATIVE SERVICES PLAN

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Class A and C Service and Distribution Plan

As mentioned above, Crossmark Distributors serves as the Funds’ distributor. Each of the Funds has adopted a Service and Distribution Plan (“Plan”) amended effective as of September 8, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate the Distributor at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate the Distributor at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Class C shares convert to Class A shares after ten years. Because these fees are paid out of Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges.

Class A and C, and Institutional Class Administrative Services Plan

Each Fund has also adopted an Administrative Services Plan amended effective as of September 8, 2017 with respect to its Class A and C shares and Institutional Class shares. The Administrative Services Plan provides that each Fund, out of assets attributable to each class of shares, shall compensate Crossmark Distributors to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders participate. The amount of such payments may not exceed, on an annual basis, 0.10% of the average daily net assets for each of Class A, Class C and Institutional Class shares of the Fund. This fee is in addition to fees payable under the Service and Distribution Plan. Institutional Class shares are not subject to the Service and Distribution Plan.

DIVIDENDS, DISTRIBUTIONS, AND TAX MATTERS

Dividends and Distributions.  Each Fund distributes substantially all of its net investment income and realized net capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 — receive income dividends in cash and capital gain distributions in additional Fund shares; or
Option # 2 — receive all dividend and capital gain distributions in cash; or
Option # 3 — receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay any income dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Federal Income Tax Treatment of Dividends, Distributions and Redemptions.  If you hold shares through a tax-advantaged account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals and other non-corporate shareholders at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and shareholder. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. Steward Covered Call Income Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

When you sell or exchange shares (including when shares are redeemed to pay any account fees), you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Gain or loss realized on shares held more than one year is generally long-term. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period. You may be limited in your ability to utilize capital losses.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income, qualified dividend income or as long-term capital gain. Distributions that are declared in October, November or December to shareholders of record during one of those months and paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund’s distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, and shareholders’ redemption patterns.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Steward Global Equity Income Fund and Steward International Enhanced Index Fund may occasionally invest in securities of issuers in certain foreign countries. A Fund may have taxes withheld on the income received from those securities. If a Fund qualifies by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities of foreign corporations or by being a qualified fund of funds and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND. ADDITIONAL INFORMATION ON THE FEDERAL INCOME TAX MATTERS RELATING TO EACH FUND AND ITS SHAREHOLDERS IS INCLUDED IN THE SECTION ENTITLED “FEDERAL INCOME TAXES” IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The following highlights tables are intended to help you understand the financial performance of each Fund for the past five years. The “Total Return” numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with each such Fund’s financial statements, is included in the Funds’ annual report for the fiscal year ended April 30, 2017, which is available on request. (See “How to Get More Information,” below.) Financial highlights are not included for Steward Covered Call Income Fund as it commenced operations as of the effective date of this Prospectus.

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STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:				Distributions:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Operations	Net Investment Income	Net Realized (Losses) from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(a)
Class A
Steward Large Cap Enhanced Index Fund
Year ended April 30, 2017	$32.25	$0.39		$4.63	$5.02	$(0.38)	$—	$—	$(0.38)	$36.89	15.63%	$47,052	0.82%	1.10%	25%
Year ended April 30, 2016	38.89	0.46		(1.31)	(0.85)	(0.49)	(4.26)	(1.04)	(5.79)	32.25	(2.01)%	52,151	0.82%	1.30%	91	%(c)
Year ended April 30, 2015	37.46	0.36		3.86	4.22	(0.34)	(2.45)	—	(2.79)	38.89	11.35%	50,747	0.86%	0.97%	33%
Year ended April 30, 2014	32.87	0.34		7.29	7.63	(0.34)	(2.70)	—	(3.04)	37.46	23.68%	34,116	0.90%	0.96%	30%
Year ended April 30, 2013	28.71	0.32		4.57	4.89	(0.32)	(0.41)	—	(0.73)	32.87	17.38%	20,872	0.91%	1.08%	26%
Steward Small-Mid Cap Enhanced Index Fund
Year ended April 30, 2017	13.26	0.06		2.64	2.70	(0.07)	(0.45)	—	(0.52)	15.44	20.44%	69,001	0.87%	0.43%	36%
Year ended April 30, 2016	15.33	0.08		(0.51)	(0.43)	(0.09)	(1.55)	—	(1.64)	13.26	(2.39)%	55,445	0.85%	0.59%	33%
Year ended April 30, 2015	16.04	0.08		1.41	1.49	(0.08)	(2.12)	—	(2.20)	15.33	9.85%	60,408	0.84%	0.50%	37%
Year ended April 30, 2014	14.18	0.07		3.03	3.10	(0.06)	(1.18)	—	(1.24)	16.04	22.02%	55,516	0.90%	0.42%	29%
Year ended April 30, 2013	13.15	0.08		1.94	2.02	(0.10)	(0.89)	—	(0.99)	14.18	16.23%	47,456	0.93%	0.58%	25%
Steward Global Equity Income Fund
Year ended April 30, 2017	28.72	0.51		3.72	4.23	(0.56)	(1.39)	—	(1.95)	31.00	15.22%	60,865	0.99%	1.78%	48%
Year ended April 30, 2016	30.11	0.60		0.18	0.78	(0.62)	(1.55)	—	(2.17)	28.72	2.94%	40,254	0.98%	2.12%	54%
Year ended April 30, 2015	29.82	0.63		1.32	1.95	(0.62)	(1.04)	—	(1.66)	30.11	6.57%	27,698	1.01%	2.11%	48%
Year ended April 30, 2014	27.24	0.65		2.60	3.25	(0.67)	—	—	(0.67)	29.82	12.16%	21,741	1.06%	2.36%	40%
Year ended April 30, 2013	25.07	0.61		2.17	2.78	(0.61)	—	—	(0.61)	27.24	11.40%	16,041	1.04%	2.45%	41%
Steward International Enhanced Index Fund
Year ended April 30, 2017	18.65	0.36		1.81	2.17	(0.37)	—	—	(0.37)	20.45	11.85%	17,922	1.01%	1.88%	16%
Year ended April 30, 2016	22.22	0.40	(b)	(3.27)	(2.87)	(0.70)	—	—	(0.70)	18.65	(13.10)%	16,268	1.00%	2.14%	11	%(c)
Year ended April 30, 2015	23.06	0.41		(0.71)	(0.30)	(0.54)	—	—	(0.54)	22.22	(1.41)%	15,520	1.02%	1.84%	12%
Year ended April 30, 2014	21.96	0.67		0.96	1.63	(0.53)	—	—	(0.53)	23.06	7.69%	14,985	1.08%	3.09%	11%
Year ended April 30, 2013	20.85	0.46		1.09	1.55	(0.44)	—	—	(0.44)	21.96	7.65%	11,294	1.07%	2.21%	15%
Steward Select Bond Fund
Year ended April 30, 2017	24.99	0.43		(0.40)	0.03	(0.44)	—	—	(0.44)	24.58	0.11%	10,664	0.95%	1.71%	18%
Year ended April 30, 2016	24.97	0.46		—	0.46	(0.44)	—	—	(0.44)	24.99	1.87%	11,719	0.95%	1.80%	11%
Year ended April 30, 2015	24.72	0.46		0.25	0.71	(0.46)	—	—	(0.46)	24.97	2.92%	15,208	0.96%	1.83%	13%
Year ended April 30, 2014	25.62	0.43		(0.85)	(0.42)	(0.48)	—	—	(0.48)	24.72	(1.60)%	13,247	1.01%	1.78%	13%
Year ended April 30, 2013	25.47	0.50		0.26	0.76	(0.61)	—	—	(0.61)	25.62	3.02%	11,592	1.02%	1.96%	29%
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. Amounts designated as “—” are $0 or have been rounded to $0.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:				Distributions:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Operations	Net Investment Income	Net Realized (Losses) from Investments	In Excess of Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(a)
Institutional Class
Steward Large Cap Enhanced Index Fund
Year ended April 30, 2017	$32.07	$0.48		$4.63	$5.11	$(0.46)	$—	$—	$(0.46)	$36.72	16.02%	$319,230	0.50%	1.40%	25%
Year ended April 30, 2016	38.70	0.62		(1.34)	(0.72)	(0.61)	(4.26)	(1.04)	(5.91)	32.07	(1.67)%	253,302	0.48%	1.66%	91	%(c)
Year ended April 30, 2015	37.30	0.47		3.86	4.33	(0.48)	(2.45)	—	(2.93)	38.70	11.71%	292,898	0.50%	1.30%	33%
Year ended April 30, 2014	32.73	0.48		7.24	7.72	(0.45)	(2.70)	—	(3.15)	37.30	24.11%	175,616	0.54%	1.33%	30%
Year ended April 30, 2013	28.58	0.42		4.56	4.98	(0.42)	(0.41)	—	(0.83)	32.73	17.82%	163,450	0.56%	1.43%	26%
Steward Small-Mid Cap Enhanced Index Fund
Year ended April 30, 2017	13.43	0.11		2.67	2.78	(0.11)	(0.45)	—	(0.56)	15.65	20.80%	130,717	0.58%	0.72%	36%
Year ended April 30, 2016	15.51	0.12		(0.52)	(0.40)	(0.13)	(1.55)	—	(1.68)	13.43	(2.15)%	101,597	0.57%	0.87%	33%
Year ended April 30, 2015	16.20	0.12		1.43	1.55	(0.12)	(2.12)	—	(2.24)	15.51	10.19%	93,821	0.56%	0.78%	37%
Year ended April 30, 2014	14.30	0.11		3.07	3.18	(0.11)	(1.18)	—	(1.28)	16.20	22.43%	70,629	0.62%	0.70%	29%
Year ended April 30, 2013	13.25	0.11		1.95	2.06	(0.12)	(0.89)	—	(1.01)	14.30	16.49%	62,166	0.66%	0.85%	25%
Steward Global Equity Income Fund
Year ended April 30, 2017	28.77	0.63		3.70	4.33	(0.65)	(1.39)	—	(2.04)	31.06	15.58%	181,716	0.66%	2.11%	48%
Year ended April 30, 2016	30.16	0.71		0.16	0.87	(0.71)	(1.55)	—	(2.26)	28.77	3.26%	134,080	0.64%	2.47%	54%
Year ended April 30, 2015	29.86	0.75		1.32	2.07	(0.73)	(1.04)	—	(1.77)	30.16	6.97%	140,285	0.66%	2.46%	48%
Year ended April 30, 2014	27.27	0.77		2.58	3.35	(0.76)	—	—	(0.76)	29.86	12.55%	133,017	0.71%	2.74%	40%
Year ended April 30, 2013	25.09	0.69		2.18	2.87	(0.69)	—	—	(0.69)	27.27	11.80%	124,651	0.69%	2.80%	41%
Steward International Enhanced Index Fund
Year ended April 30, 2017	18.70	0.43		1.81	2.24	(0.43)	—	—	(0.43)	20.51	12.24%	114,580	0.67%	2.22%	16%
Year ended April 30, 2016	22.28	0.57	(b)	(3.38)	(2.81)	(0.77)	—	—	(0.77)	18.70	(12.82)%	104,190	0.65%	2.93%	11	%(c)
Year ended April 30, 2015	23.11	0.44		(0.65)	(0.21)	(0.62)	—	—	(0.62)	22.28	(1.01)%	286,947	0.64%	1.95%	12%
Year ended April 30, 2014	22.01	0.74		0.97	1.71	(0.61)	—	—	(0.61)	23.11	8.02%	99,665	0.73%	3.40%	11%
Year ended April 30, 2013	20.89	0.53		1.10	1.63	(0.51)	—	—	(0.51)	22.01	8.05%	87,365	0.72%	2.57%	15%
Steward Select Bond Fund
Year ended April 30, 2017	24.87	0.51		(0.39)	0.12	(0.52)	—	—	(0.52)	24.47	0.50%	147,953	0.61%	2.05%	18%
Year ended April 30, 2016	24.85	0.53		0.01	0.54	(0.52)	—	—	(0.52)	24.87	2.22%	138,503	0.60%	2.16%	11%
Year ended April 30, 2015	24.61	0.54		0.25	0.79	(0.55)	—	—	(0.55)	24.85	3.26%	138,956	0.62%	2.19%	13%
Year ended April 30, 2014	25.49	0.53		(0.85)	(0.32)	(0.56)	—	—	(0.56)	24.61	(1.20)%	132,573	0.66%	2.14%	13%
Year ended April 30, 2013	25.34	0.59		0.26	0.85	(0.70)	—	—	(0.70)	25.49	3.39%	129,117	0.67%	2.32%	29%
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. Amounts designated as “—” are $0 or have been rounded to $0.

Visit us online at:
crossmarkglobal.com

HOW TO GET MORE INFORMATION

Further information about the Funds is contained in the Statement of Additional Information (“SAI”). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s investment performance during its last fiscal year.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds’ website at www.crossmarkglobal.com, where information is available.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission (“SEC”) by visiting the SEC’s public reference room in Washington, D.C. (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information). Alternatively, you may send a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by make a request by e-mail to publicinfo@sec.gov.

The Investment Company Act File Number with the SEC for all the other Funds is:
811-01597.

A LEADER IN VALUES-BASED INVESTING	Distributed by: Crossmark Distributors, Inc. 3700 W. Sam Houston Parkway South, Suite 250 Houston, TX 77042 1-800-262-6631 info@crossmarkglobal.com

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

THE STEWARD FUNDS

A LEADER IN VALUES-BASED INVESTING

Steward Large Cap Enhanced Index Fund
Class A	SEEKX
Class C	SEEBX
Class K	SEEHX
Institutional Class	SEECX
Steward Small-Mid Cap Enhanced Index Fund
Class A	TRDFX
Class C	SSMEX
Class K	SSMOX
Institutional Class	SCECX
Steward International Enhanced Index Fund
Class A	SNTKX
Class C	SNTDX
Class K	SNTFX
Institutional Class	SNTCX
Steward Select Bond Fund
Class A	SEAKX
Class C	SEAAX
Class K	SEABX
Institutional Class	SEACX
Steward Global Equity Income Fund
Class A	SGIDX
Class C	SGIFX
Class K	SGIGX
Institutional Class	SGISX
Steward Covered Call Income Fund
Class A	SCJAX
Class C	SCJCX
Class K	SCJKX
Institutional Class	SCJIX

(The foregoing are all series and classes of Steward Funds, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 13, 2017

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated December 13, 2017.  The information in this Statement of Additional Information expands on the information combined in the Prospectus and any supplements thereto.  A copy of the Prospectus may be obtained without charge by contacting Crossmark Distributors, Inc. by phone at (800) 262-6631 or by writing to it at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

The report of Independent Registered Public Accounting Firm and financial statements of the Funds included in its Annual Report for the period ended April 30, 2017 (“Annual Report”) is incorporated herein by reference to the Annual Report.  Copies of such Annual Report are available without charge upon request by writing to the Funds at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 or by calling toll free (800) 262-6631.

The financial statements contained in the Funds’ Annual Report for the year ended April 30, 2017 are incorporated by reference into this Statement of Additional Information.   The financial statements and financial highlights for fiscal periods ended April 30, 2013, April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017 were audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

GENERAL INFORMATION

Steward Small-Mid Cap Enhanced Index Fund began as a series of Capstone Series Fund, Inc. (“CSFI”), an open-end diversified management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  CSFI was incorporated in New Jersey in 1952 and commenced business shortly thereafter.  On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc.  Effective September 6, 1994 the name of CSFI was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.  On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. and the Fund was redesignated Capstone Growth Fund.  On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes. The original class was designated “Individual Class” and the new class was designated “Institutional Class.”  Effective March 31, 2008, the name of the Fund was changed to Steward Small-Mid Cap Enhanced Index Fund. Effective February 14, 2017 Steward Small-Mid Cap Enhanced Index Fund was reorganized and merged into Steward Funds, Inc. and became a series of that Fund by action of the Board of Directors.

Steward Large Cap Enhanced Index Fund, Steward Select Bond Fund, Steward International Enhanced Index Fund and Steward Global Equity Income Fund are series of Steward Funds, Inc. (“SFI”), an open-end diversified management company registered under the 1940 Act.  SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act.  On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc.  The name of the corporate entity was changed to Capstone Christian Values Fund, Inc. on March 13, 2000.  On June 3, 2004, the name was changed to Steward Funds, Inc., and names of each of the corporation’s series (“Funds”) were also changed.  Prior to August 28, 2004, Steward Select Bond Fund was known as Steward Select Fixed Income Fund. And prior to April 1, 2008, Steward Global Equity Income Fund, Steward Large Cap Enhanced Index Fund and Steward International Enhanced Index Fund were known as Capstone Government Income Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund, respectively. Steward Covered Call Income Fund was added to the Steward Funds family by action of the Board of Directors effective September 15, 2017.

Each Fund offers Class A, Class C, Class K and Institutional Class Shares. The Individual Class Shares of Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Select Bond Fund, Steward International Enhanced Index Fund, and Steward Global Equity Income Fund were redesignated as Class A Shares effective September 15, 2017. In addition, Class C and Class K Shares were authorized by action of the Board of Directors effective September 15, 2017. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except that Class C shares convert to Class A shares after 10 years) and are redeemable as described in the Prospectus and SAI. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Each class of shares may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

Crossmark Global Investments, Inc. (“Crossmark”) serves as investment adviser to the Fund. Crossmark Consulting, LLC another affiliate of Crossmark, provides administration, compliance services and claims preparation services to each of the Funds.  Crossmark Consulting, LLC also serves as consultant to the Funds’ Board of Directors regarding values-based screening of investments.  (See “Consultant”.)   Crossmark’s affiliate, Crossmark Distributors, Inc., is the Funds’ distributor.  (See “Administration, Compliance Services and Master Services Agreements” and “Distributor”). (The names of the investment adviser, distributor and provider of administration, compliance services, claims administration and values-based screening services were changed effective August 21, 2017. These entities were previously known, respectively, as Capstone Asset Management Company, Capstone Asset Planning Company and CFS Consulting Services, LLC. There were no changes in services or fees related to these name changes.)

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that each of the Funds will normally be invested consistent with its investment objectives and policies, each of the Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending Crossmark’s ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, and Steward Covered Call Income Fund may also invest in such securities if their assets are insufficient for effective investment in equity securities.  The short-term instruments in which the Funds may invest include: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Funds’ short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Global Equity Income Fund, and Steward Covered Call Income Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value — their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

These Funds may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a  Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

These Funds, including Steward Select Bond Fund may invest in preferred stock. Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small-cap and mid-cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies.  Small-cap and mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small- and mid-cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

While all investments involve risk, microcap stocks are among the most risky. Many microcap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to microcap stocks involves the low volumes of trades. Because many microcap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Covered Call Options

Covered call options may be written on Steward Covered Call Income Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract. When call options are written, the Fund will typically write options with exercise prices that are above the current market price of the security, thus providing room for growth. The purchaser pays a premium to the Fund for the option so the premium is an extra source of income to the Fund. If the price of the underlying security rises, but does not rise to the level of the exercise price, the option would not typically be exercised and the Fund would keep both the security at its appreciated value and the option premium. However, if the price of the underlying security rises above the exercise price of the option prior to expiration of the option and the option is exercised, the Fund will lose the value of that extra appreciation, although the loss in appreciation will be moderated by the amount of the option premium received by the Fund. If the price of the security drops below the price at the time the option was written, such loss in value will be diminished by the value of the premium.

The covered call strategy used by the Fund is designed to earn extra income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining equity prices due to the Fund’s receipt of premiums from selling the call options. Covered call options on a particular equity security may be sold on up to the full number of shares of that equity security held by the Fund. For securities on which options expire unexercised, the Fund can write more options, thus earning more premium income, until an option on the security is exercised. The Fund’s portfolio managers consider several factors when writing (selling) options, including the overall equity market outlook, factors affecting the particular industry sector, individual security considerations, the timing of corporate events and the levels of option premiums.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Options written by the Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written. The Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate the position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Foreign Securities

Steward International Enhanced Index Fund and Steward Global Equity Income Fund will invest substantial amounts in securities of non U.S. issuers. Although Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, and Steward Covered Call Income Fund expect to invest principally in securities of U.S. issuers, these Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities.  Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest.  Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

A Fund’s foreign investments may include emerging market stock.  The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets.  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.  Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries.  Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  These securities also include debt securities of “quasi-government agencies.”

A Fund may invest in equity securities of non-U.S. issuers, in the form of  American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers.  The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated.  An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation.  An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities.  Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets.  GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.  GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system.  For purposes of the Funds’ investment policies, the Funds’ investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.”  While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility.  Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities.  Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities.  The Funds may invest in sponsored and unsponsored Depositary Receipts.  Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities.  Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds.  U.S. Treasury bills have, at the time of issuance, maturities of one year or less.  U.S. Treasury notes have, at the time of issuance, maturities of one to ten years.  U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years.  Obligations of U.S. Government agencies and instrumentalities have various degrees of backing.  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits.  Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Tennessee Valley Authority is backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.  Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation.  No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so.  Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest.  The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations.  The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments, When-Issued Transactions and Free Trade Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale.  When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled, which may be a month or more.  Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.  A Fund may dispose of a commitment prior to settlement if Crossmark deems it appropriate to do so.  In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates.  A Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Investments

When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.   (See also “Bank Obligations,” below.)

Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances.  A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.  A Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities.  Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.  All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by a Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”), or deemed of comparable quality by Crossmark.  A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed-upon rate is unrelated to the interest rate on that security.  The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price.  A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds’ Board of Directors (“Board”).  In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.  A repurchase agreement is equivalent to a loan by a Fund.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s Adviser or money manager to be inconvenient or disadvantageous.  A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value.  The Fund retains record ownership of the security involved, including the right to receive interest and principal payments.  At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest.  Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.  A reverse repurchase agreement is equivalent to a borrowing by a Fund.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities.  A Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds.  Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs.  The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities.  Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks.  A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions.  Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding.  To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.  Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  If the borrower fails financially, a Fund may also lose its rights to the collateral.

The Funds did not engage in any securities lending activities during the most recent fiscal year.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations.  If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company’s outstanding voting shares and the Fund’s investments in other investment companies in the aggregate does not exceed 10% of the Fund’s assets.  If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds’ aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding shares of such other investment company (see “Restricted and Illiquid Securities,” below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company.  To the extent a Fund invests a portion of its assets in other investment companies; those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself.  A Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company.  The Funds may not purchase shares of any affiliated investment company except as permitted by the Securities and Exchange Commission (“SEC”) rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index.  ETFs have expenses, including advisory and administrative fees, which are borne by ETF shareholders.  As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price.  Thus, ETF shares could trade at either a premium or discount to net asset value.  Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day.  Also, an approximation of actual net asset value is disseminated throughout the trading day.  If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed.  Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values.  If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

A Fund may invest in debt or equity securities issued by real estate investment trusts (“REITs”), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  A Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify as a REIT under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act.  Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due.  Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified.    Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities.  If a Fund’s holdings of illiquid securities should exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% of its net assets within a reasonable time.  Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities.  There may be undesirable delays in selling illiquid securities at a price representing their fair value.  Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption.  In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.  (See “Investment Companies,” above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the applicable Adviser or money manager in accordance with guidelines approved by the Board.  These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Fund’s holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund.  When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted.  Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to Crossmark the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities.  The Board, however, retains oversight and is ultimately responsible for such determinations.  The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  There can be no assurance that a Fund will be able to sell such a security at the price at which it is valued for purposes of determining the Fund’s net asset value.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds’ portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds’ Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds’ Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.crossmarkglobal.com.  The information for each month-end would generally be posted around the end of the following month.  A Fund may provide portfolio holdings information to organizations such as Standard & Poor’s Corporation no earlier than it is made publicly available as provided above.  Additionally, each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, may be viewed on the SEC’s website. Following or simultaneously with any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure (“trade commentary”).

For legitimate business purposes — for example, in the event of a merger or retention of a new adviser or sub-adviser — disclosure of non-public information about Fund portfolio holdings may occasionally be determined by a Fund’s Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on non-public information.  Nothing in the Funds’ policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

Crossmark’s trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. Crossmark may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds’ policies and procedures would involve a conflict of interest between a Fund’s shareholders and Crossmark, the Funds’ distributor or any affiliated person of the Fund, Crossmark, or the distributor, such disclosure may not be made without the approval of a majority of the Fund’s independent directors upon a determination that the arrangement is in the best interest of the Fund’s shareholders. Neither a Fund nor Crossmark, the distributor or any affiliated person of a Fund, may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds’ Chief Compliance Officer is responsible for monitoring compliance with the Funds’ portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds’ portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund’s portfolio holdings. A Fund’s policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund’s Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their values-based screening policies.  In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund.  For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward Covered Call Income Fund.

As a fundamental policy, each Fund has elected to be qualified as a diversified open-end series of SFI.

Additionally, the Funds may not:

1.	borrow money, except as permitted under or to the extent not prohibited by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

A Fund’s classification as a diversified series means, under currently applicable law,  that at least 75% of the value of the Fund’s assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which  the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits.  Open-end registered investment companies are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers.  For this purpose, the Funds’ issuance of separate series of shares (each Fund is a series of SFI) and the division of those series into separate classes (each of Class A, Class C, Class K, and Institutional Class is such a separate class)  are not considered to create senior securities.  Although borrowings could be deemed to be senior securities, the 1940 Act permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.  (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits each Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300% for all borrowings by the Fund, and in the event such asset coverage falls below 300%, the Fund shall, within three days thereafter (not including  Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300%. Thus, a Fund may pledge, mortgage or hypothecate no more than one-third of its total assets to secure borrowings. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total net assets.

With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund’s total assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets.  A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements.  Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300%, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300%.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities Crossmark believes to be consistent with the Fund’s best interests.  During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

Leadership structure.   The Funds’ Board of Directors (“Board”) provides overall supervision of the affairs of the Funds.  A new Board of Directors was elected by shareholders at a meeting held August 7, 2017. The new directors assumed their responsibilities on August 31, 2017. Effective September 8, 2017, Michael L. Kern, III, CFA, became the Chairman of the Board, Mr. Kern is an “interested person” of the Funds, currently serving as the President and CEO of Crossmark and its affiliates.  Mr. Kern was appointed Chief Compliance Officer of Crossmark Distributors, Inc. effective August 1, 2017. Mr. Kyle Dana is also an “interested person”, currently employed by Assembly of God Financial Services which is the parent company of Crossmark Global Holdings, Inc. through its subsidiary, Steward Financial Holdings, Inc. which is the controlling shareholder of the Fund. The other three directors are independent directors.   As Chairman of the Board, Mr. Kern has responsibility for coordinating the work and leading meetings of the Board of Directors, for coordinating with the independent directors and for assuring that the concerns of the independent directors are considered by the full Board and brought to the attention of Fund management. The Board has not designated a “lead independent director”.

Risk oversight.   The Funds’ service providers, including their investment adviser, principal underwriter, administrator, compliance services provider and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility.  The Board, with the assistance of the Funds’ Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board and its Committees (see “Board Committees,” below) generally meet quarterly to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Funds can be identified or controlled.  Moreover, certain risks are inherent in the Funds’ operations.  See, for example, investment risks described in the Funds’ Prospectus.

Qualifications of directors.   The Funds’ directors, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  In selecting candidates for directors, the Nominating and Corporate Governance Committee has considered whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. The particular types of experience for the directors, as well as those of the Funds’ executive officers, are indicated by their occupations described in the following table.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Funds. The Funds’ directors, the Funds’ executive officers, and their principal occupations for the past five years, are listed below.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III , CFA[1] c/o 3700 W. Sam Houston Pkwy S, Suite 250 Houston, TX 77042 Age: 43	Chairman of the Board; Director	Since 2017	President & CEO, Secretary & Treasurer of Crossmark Global Holdings, Inc.(May 2015 – Present); President, CEO, Secretary & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting LLC, (2016 – Present); President of Stout Risius Ross, Inc. (2008 to 2015).	6

Stratford Cambridge Group Investments – Advisory Board since 2011;

Foundation Capital Resources – Board Member since 2015; Embrace the Truth International – Board Member since 2006;

Convoy of Hope – Board Member and Treasurer since 2002

Kyle A. Dana CRPC® 2 c/o 3700 W. Sam Houston Pkwy S, Suite 250 Houston, TX 77042 Age: 39	Director	Since 2017	Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions[3] (2000 to Present)	6	N/A

Independent Directors
Mark H. Barineau c/o 3700 W. Sam Houston Pkwy S, Suite 250 Houston, TX 77042 Age: 49	Director	Since 2017	President of Lionsmark Investment Group[5] (since Apr. 2016); President & Owner of Radney Management & Investments, Inc.[6] (1996 to 2016)	6	N/A

Richard L. Peteka c/o 3700 W. Sam Houston Pkwy S, Suite 250 Houston, TX 77042 Age: 56	Director	Since 2017	Chief Financial Officer and Secretary of Solar Capital Ltd. and Solar Senior Capital Ltd[4] (May 2012 to present); Chief Financial Officer and Treasurer of Apollo Investment Corporation (Apr. 2004-Feb. 2012)	6	N/A

Adriana R. Posada c/o 3700 W. Sam Houston Pkwy S, Suite 250 Houston, TX 77042 Age: 63	Director	Since 2017	Sr. Portfolio Manager of American Beacon Advisors, Inc. (Sept. 1998 to Mar. 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 to Oct. 2015)

1 Mr. Kern is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with the Funds’ Adviser, Administrator and Distributor.

2Mr. Dana is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with AG Financial Solutions which is an affiliate of the Funds’ Adviser, Administrator and Distributor.

3 AG Financial Solutions is an affiliate of the Steward Funds’ Adviser, Administrator and Distributor specializing in delivering financial products and services that align with faith and values.

4 Solar Capital Ltd. and Solar Senior Capital Ltd  are business development companies that invest primarily in senior secured loans of private middle market companies to generate current income that is distributed to shareholders across economic cycles.

5 Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.

6 Radney Management & Investments, Inc. was established in 1982 is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multi-family property management.

The Funds’ Offcers are as follows:

Name, Address, Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During Past 5 Years
Executive Officers
Michael L. Kern, III, CFA c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 43	President & Treasurer	Since 2016	President & CEO of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO, & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting LLC, (2016 – present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 to present); President of Stout Risius Ross, Inc. (2008 to 2015)	Stratford Cambridge Group Investments –Advisory Board since 2011; Foundation Capital Resources – Board Member since 2015; Embrace the Truth International – Board Member since 2006; Convoy of Hope – Board Member and Treasurer since 2002

David Rentfrow 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 51	Managing Director – Head of Distribution	Since 2017	Managing Director – Head of Distribution of Crossmark Global Investments, Inc. (2016 – present); Blackrock Managing Director, Divisional Director (2006 – 2016)	N/A

John R. Wolf c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 55	Managing Director – Equity Investments	SLCEIF since 2004 SSMCEIF since 1998 SIEIF since 2006 SSBF since 2004 SGEIF since 2008 SCCIF since 2017	Managing Director – Equity Investments of Crossmark Global Investments, Inc. (1996 – present) and Sr. Vice President of Crossmark Consulting, LLC. (1996 – 2016)	N/A

Mel Cody c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 62	Senior Portfolio Manager	Since 2012	Senior Portfolio Manager of Crossmark Global Investments, Inc. (2009 – present); Co- Chairman, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – 2012)	N/A

Victoria Fernandez c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 44	Managing Director – Fixed Income Investments	Since 2014	Managing Director – Fixed Income Investments of Crossmark Global Investments, Inc. (2012 – present); Associate, Fayez Sarofim & Co. (1994 – 2012)	N/A

Paul Townsen c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 46	Managing Director	Since 2017	Vice President - Crossmark Global Investments, Inc. (1994 – 2015); Senior Vice President – Crossmark Global Investments, Inc. (2015 – 2017); Managing Director – Crossmark Global Investments, Inc, (2017 – present)	N/A

Zachary Wehner, JD c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 29	Portfolio Manager	Since 2016	Portfolio Manager of Crossmark Global Investments, Inc. (2015- present); Investment Analyst & Equity & Derivatives Trader of Crossmark Global Investments, Inc. (2014)	N/A

Doug Tyre 4800 E. Swedesford Road, Suite #300 Wayne, PA 19087 Age: 37	Chief Compliance Officer	Since 2016	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – present); Client Services & Operations Specialist-Senior Associate of Echo Point Investment Management LLC (2010-2014)	N/A

Patricia Mims c/o 3700 W. Sam Houston Parkway S, Suite 250 Houston, TX 77042 Age: 57	Secretary	Since 2016	Sr. Compliance Associate, Crossmark Global Investments, Inc. (April 2013 to present); Office Manager, Mims Insurance (April 1999 to May 2010)	N/A

Fund Name Abbreviations

Steward Large Cap Enhanced Index Fund	(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)
Steward International Enhanced Index Fund	(SIEIF)
Steward Select Bond Fund	(SSBF)
Steward Global Equity Income Fund	(SGEIF)
Steward Covered Call Income Fund	(SCCIF)

Board Committees

Currently, the Funds have two committees, the Audit Committee and the Nominating and Corporate Governance Committee, which are comprised exclusively of independent directors and report to the Board of Directors. Following is a description of each of the committees:

Audit Committee - The Audit Committee’s primary functions include serving as an independent and objective party to monitor SFI’s accounting policies and financial reporting, as well as the work of SFI’s independent registered public accounting firm (the “independent auditors”). The Audit Committee assists the Board in its oversight of (1) the integrity of each Fund’s financial statements; (2) each Fund’s compliance with legal and regulatory requirements as related to accounting and financial reporting; (3) the independent auditors’ qualifications and independence; and (4) the performance of SFI’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, SFI management and the Board.

The Committee is composed entirely of independent members of the Board of Directors of the Funds.  Current Committee members are: Richard L. Peteka, Chairman; Adriana R. Posada and Mark H. Barineau.  The Committee met four (4) times during the fiscal year ended April 30, 2017.

Nominating and Corporate Governance Committee – The Committee’s primary functions are to select individuals who would qualify to serve as independent directors, nominate directors for membership on committees, recommend committee chairs, review committee membership and oversee the administration of the Steward Funds, Inc. Board of Directors Governance Guidelines and Procedures. Stockholders may submit suggestions for independent director candidates by sending a resume of the candidate to the Secretary of SFI for the attention of the Chair of the Nominating and Corporate Governance Committee. SFI’s address is 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042. Current Committee members are: Adriana R. Posada, Chairman; Richard L. Peteka and Mark H. Barineau.  The Committee met four (4) times during the fiscal year ended April 30, 2017.

The following table provides information about the ownership of securities in the Funds and in the total Fund Complex for the Directors.

Directors	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Steward Funds*
Interested Director:
Michael L. Kern, III, CFA	Steward Large Cap Enhanced Index Fund Steward Global Equity Income Fund Steward Small-Mid Cap Enhanced Index Fund	$0 to $10,000 $0 to $10,000 $0 to $10,000	$10,000 to $50,000
Kyle A. Dana, CRPC	Steward Large Cap Enhanced Index Fund Steward Global Equity Income Fund Steward Small-Mid Cap Enhanced Index Fund Steward International Enhanced Index Fund	Over $100,000 $50,000 to $100,000 $50,000 to $100,000 $50,000 to $100,000	Over $100,000

Independent Directors:
Richard L. Peteka	$0	$0
Adriana R. Posada	$0	$0
Mark H. Barineau	$0	$0

*	Valuation as of June 30, 2017.

As of June 30, 2017, neither the independent directors, nor any of their immediate family members, owned any securities issued by Crossmark or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund.  Each independent director serves as a director on the board of all the registered investment companies comprising the Fund Complex.  Prior to October 1, 2016, the Fund Complex included one investment company in addition to the Funds and the Board members of that company were “trustees” rather than “directors”. As of October 1, 2016, the Fund Complex has included only the Funds.   The annual retainer for 2016-2017 was $17,500 per director, with the Lead Director being paid an additional $5,000 for his service, and directors also received $3,000 per Board meeting attended in person and $1,500 per Board meeting attended telephonically. Effective December 5, 2017, the annual retainer became $12,000 per director and the fees became $7,500 per Board meeting attended in person and $2,000 if not attended in person but telephonically. The Chairman of the Audit Committee also will be paid $6,000 annually for his service. The Board of Directors has not currently designated a Lead Independent Director. All fees received by the directors are allocated among the portfolios in the Fund Complex based on net assets.  The directors and officers are also reimbursed for expenses incurred in attending meetings of the Board of Directors.

The following table represents the compensation received by the directors during the Funds’ fiscal year ended April 30, 2017 from the Funds and, as independent Trustees from the Church Capital Fund that, as of October 1, 2016 is no longer managed by Crossmark Global Investments, Inc. Through the fiscal year ended April 30, 2017, the officers of the Funds did not receive compensation from the Funds or from the Church Capital Fund.

Name of Person, Position	Aggregate Compensation from Funds (2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors

Directors as of August 31, 2017
Michael L. Kern, III, CFA(1) Chairman of the Board	$0	$0	$0	$0
Kyle A. Dana, CRPC(1)	$0	$0	$0	$0
Richard L. Peteka(1)	$0	$0	$0	$0
Adriana R. Posada(1)	$0	$0	$0	$0
Mark H. Barineau(1)	$0	$0	$0	$0

Directors serving up to transition on August 31, 2017
Edward L. Jaroski(3) Chairman of the Board	$6,000	$0	$0	$10,000

John R. Parker, Director(3)	$28,735	$0	$0	$29,500

Leonard B. Melley, Jr., Director (3)	$28,735	$0	$0	$29,500

John M. Briggs, Director(3)	$34,555	$0	$0	$35,500

William H. Herrmann, Jr., Director(3) Lead Director	$31,235	$0	$0	$32,000

(1)	Commenced service on August 31, 2017.
(2)	Compensation received by directors is allocated among the portfolios in the Fund Complex based on their relative net assets.
(3)	Term of service ended effective August 31, 2017.

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund’s common stock as of November 30, 2017.

It should be noted that AG Financial Solutions, 3900 S. Overland Ave., Springfield, MO 65807, the parent company of Crossmark Global Holdings, Inc. through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over the Steward Funds.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

STEWARD SMALL-MID CAP ENHANCED INDEX FUND CLASS A
NATIONAL FINANCIAL SERVICES CORP	1,042,102.040	22.92%
NEWPORT OFFICE CENTER III
499 WASHINGTON BOULEVARD 5TH FLOOR
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	607,000.382	13.35%
211 MAIN STREET
SAN FRANCISCO, CA 94105

STEWARD SMALL-MID CAP ENHANCED INDEX FUND INSTITUTIONAL CLASS
TD AMERITRADE TRUST COMPANY	3,516,463.005	38.62%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES	2,313,060.027	25.40%
NEWPORT OFFICE CENTER III
499 WASHINGTON BOULEVARD 5TH FLOOR
JERSEY CITY, NJ 07310

NABANK & CO.	828,524.141	9.10%
P.O, BOX 2180
TULSA, OK 74101

MATRIX TRUST CO. AS TTEE FBO	706,390.746	7.76%
SMALL WORLD TRADING COMPANY INC 4
717 17 TH STREET
SUITE 1300
DENVER, CO 80202

STEWARD LARGE CAP ENHANCED INDEX FUND CLASS A
NATIONAL FINANCIAL SERVICES CORP	548,441.817	45.41%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	227,498.278	18.84%
211 MAIN STREET
SAN FRANCISCO, CA 94105

LPL FINANCIAL CORPORATION	155,061.989	12.84%
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109

TD AMERITRADE CLEARING, INC.	114,813.942	9.51%
1005 NORTH AMERITRADE PLACE
BELLEVUE, NE 68005

STEWARD LARGE CAP ENHANCED INDEX FUND INSTITUTIONAL CLASS
TD AMERITRADE TRUST COMPANY	3,551,018.704	43.07%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	3,464,474.790	42.08%
NEWPORT OFFICE CENTER III, 5 TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD SELECT BOND FUND CLASS A
NATIONAL FINANCIAL SERVICES CORP	400,001.248	87.56%
NEWPORT OFFICE CENTER III
499 WASHINGTON BOULEVARD, 5TH FLOOR
JERSEY CITY, NJ 07310

STEWARD SELECT BOND FUND INSTITUTIONAL CLASS
TD AMERITRADE TRUST COMPANY	3,302,854.051	52.38%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	2,826,984.740	44.84%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD INTERNATIONAL ENHANCED INDEX FUND CLASS A
NATIONAL FINANCIAL SERVICES CORP	806,648.087	89.86%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD INTERNATIONAL ENHANCED INDEX FUND INSTITUTIONAL CLASS
TD AMERITRADE TRUST COMPANY	3,255,043.659	59.77%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	1,899,698.875	34.88%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

STEWARD GLOBAL EQUITY INCOME FUND CLASS A
CHARLES SCHWAB & CO., INC.	820,055.956	44.03%
211 MAIN STREET STREET
SAN FRANCISCO, CA 94105

NATIONAL FINANCIAL SERVICES CORP	670,363.983	35.99%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

LPL FINANCIAL CORP	173,147.445	9.30%
75 STATE STREET, 24 TH FLOOR
BOSTON, MA 02109

STEWARD GLOBAL EQUITY INCOME FUND INSTITUTIONAL CLASS
TD AMERITRADE TRUST COMPANY	2,703,302.862	45.21%
CO 00TLB
P O BOX 17748
DENVER, CO 80217-0748

NATIONAL FINANCIAL SERVICES CORP	2,086,248.338	34.89%
NEWPORT OFFICE CENTER III
5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO, INC.	395,964.007	6,62%
211 MAIN STREET
SAN FRANCISICO, CA 94105

Adviser

Crossmark Global Investments, Inc., (“Crossmark”) located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, was formed in 1987 as a wholly-owned subsidiary of Crossmark Global Holdings, Inc., (“CGH”).  (Prior to August 21, 2017, Crossmark and CGH were known, respectively, as Capstone Asset Management Company and Capstone Financial Services, Inc.)  The controlling shareholder of Crossmark is Steward Financial Holdings, Inc., a holding company that is a wholly owned, for profit, subsidiary of AG Financial Services Group (“AGFSG”). AGFSG was organized by the Assemblies of God Church in 1998. Crossmark provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to the six series of the Steward Funds, Inc. Crossmark manages $5.17 billion in assets as of November 30, 2017.

Crossmark acts as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Crossmark Agreement”) dated January 12, 2012.  The Crossmark Agreement was approved by shareholders of each Fund at meetings held in late 2011 and took effect upon a change in control of Crossmark. The Crossmark Agreement was further amended effective February 14, 2017 to indicate that Steward Small-Mid Cap Fund, which was already covered by the Crossmark Agreement, was now a series of Steward Funds, Inc.  The Crossmark agreement was further modified effective September 8, 2017 to change the Individual Class to Class A, add Class C, and Class K, and add Steward Covered Call Income Fund. The advisory fees payable by each Fund under the Crossmark Agreement are at the same rate as advisory fees payable under the predecessor agreements. The Crossmark Agreement provides that Crossmark shall have full discretion to manage the assets of each Fund in accordance with its investment objective and policies and the terms of its Articles of Incorporation.  Crossmark is authorized, with the consent of the directors, to engage sub-advisers for certain of the Funds, although it does not currently do so.  Crossmark has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose.  Crossmark will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that may be established by the directors from time to time.  (See Appendix A for current guidelines.)

For its services, Crossmark receives investment advisory fees monthly, in arrears, from the Funds at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:

Steward Small-Mid Cap Enhanced Index Fund	Steward International Enhanced Index Fund
0.15% of the first $500 million	0.30% of the first $500 million
0.125% of the next $500 million	0.25% of the next $500 million
0.10% of assets over $1 billion	0.20% of assets over $1 billion

Steward Large Cap Enhanced Index Fund	Steward Covered Call Income Fund
0.15% of the first $500 million	0.45% for all assets
0.125% of the next $500 million
0.10% of assets over $1 billion

Steward Select Bond Fund	Steward Global Equity Income Fund
0.25% of the first $500 million	0.30% of the first $500 million
0.20% of the next $500 million	0.25% of the next $500 million
0.175% of assets over $1 billion	0.20% of assets over $1 billion

The Crossmark Agreement, after an initial term of two years, remains in effect thereafter from year to year as to each Fund, provided the renewal of the Agreement as to that Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose.  The Crossmark Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund’s outstanding voting securities, upon 60 days’ written notice to Crossmark or (b) by Crossmark at any time without penalty, upon 90 days’ written notice to the Fund.   The Agreement will also terminate automatically with respect to a Fund in the event of its assignment with respect to that Fund (as defined in the 1940 Act). Total dollar amounts paid by each Fund to Crossmark for investment advisory services under the Crossmark Agreement and the predecessor advisory agreements for the last three fiscal years are as follows:

Steward Funds	Advisory Fee
Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$265,261
Year Ended April 30, 2016	$225,311
Year Ended April 30, 2015	$216,250

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$499,185
Year Ended April 30, 2016	$458,408
Year Ended April 30, 2015	$396,910

Select Bond Fund
Year Ended April 30, 2017	$382,328
Year Ended April 30, 2016	$377,837
Year Ended April 30, 2015	$374,133

International Enhanced Index Fund
Year Ended April 30, 2017	$365,272
Year Ended April 30, 2016	$418,308
Year Ended April 30, 2015	$539,260

Global Equity Income Fund
Year Ended April 30, 2017	$620,654
Year Ended April 30, 2016	$494,997
Year Ended April 30, 2015	$479,937

Steward Covered Call Income Fund commenced operations effective as of the date of this SAI. For Steward Covered Call Income Fund, Crossmark has contractually agreed through December 13, 2018 to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted principles)) exceed 1.25%, 2.00%, 0.90% and 1.00% for Class A, Class C, Class K and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Crossmark Agreement.

Pursuant to the Crossmark Agreement, Crossmark pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds’ share of payroll taxes), except expenses of travel to attend meetings of the Funds’ Board or committees or advisers to the Board.  Crossmark also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds.

The Crossmark Agreement provides that Crossmark shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Crossmark in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Crossmark Agreement.

Portfolio Managers

The principal portfolio managers for the Steward Funds and the dollar range of their ownership of shares in each Fund as of August 31, 2017 are indicated in the following table:

Steward Funds	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned
Small-Mid Cap Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	$10,001 to $50,000

Large Cap Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	$10,001 to $50,000

Select Bond Fund	Victoria Fernandez	$0

International Enhanced Index Fund	John Wolf	$0
	Mel Cody	$0
	Zachary Wehner	$10,001 to $50,000

Global Equity Income Fund	John Wolf	$500,001 to $1,000,000
	Mel Cody	$0

Covered Call Income Fund	Paul Townsen	$0
	Zachary Wehner	$0

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager named in the foregoing table as of April 30, 2017 is indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Steward Funds Portfolio Manager	Number of Registered Investment Companies	Assets under Management	Number of Private Accounts	Assets under Management	Total Assets

John Wolf	4	$940,828,301	203	$1,232,700,177	$2,173,528,478
Victoria Fernandez	1	$158,566,856	911	$382,909,831	$541,476,687
Mel Cody	4	$940,828,301	141	$72,114,424	$1,102,942,725
Zachery Wehner	4	$698,464,002	475	$919,304,789	$1,617,768,791
Paul Townsen	0	$0	758	$252,490,966	$277,490,666

None of the accounts managed by these portfolio managers has a performance-based investment advisory fee.  Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund, as listed above.  The compensation of each of these portfolio managers is derived approximately 75% from base salary and 25% from incentive compensation.  The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Administration, Compliance Services, Class Action/Fair Fund Services and Master Services Agreements

Pursuant to an Administration Agreement effective January 12, 2012, as amended effective February 14, 2017 to include Steward Small-Mid Cap Enhanced Index Fund, with no change in the terms applicable to that Fund, and as further amended effective September 8, 2017, to include Steward Covered Call Income Fund, Crossmark Consulting, LLC (known as CFS Consulting Services, LLC prior to August 21, 2017) supervises all aspects of the Funds’ day-to-day operations. Crossmark Consulting, LLC oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions.     For the services it performs, Crossmark Consulting, LLC receives a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets.  The rate declines to 0.03% of aggregate average daily net assets in excess of $500 million.  These fees are allocated among the Funds based on their relative net assets. Crossmark Consulting, LLC also provides regulatory compliance services for the Funds pursuant to a Compliance Services Agreement dated August 17, 2011, as amended effective February 14, 2017, and September 8, 2017. For these services, Crossmark Consulting, LLC receives a monthly fee from each Fund calculated at an annual rate of 0.025% of the first $500 million of the average daily net assets of that Fund, 0.020% of the next $500 million and 0.015% of assets over $1 billion. This agreement also provides for reimbursement to Crossmark Consulting, LLC of reasonable expenses related to travel outside the Houston, Texas area in connection with providing services under the agreement.

Cipperman Compliance Services, LLC (“Cipperman”) during the year ended April 30, 2017, and a predecessor service provider during earlier periods provide regulatory compliance services for the Funds pursuant to a Compliance Services Agreement effective April 1, 2016, as amended effective February 14, 2017, and September 8, 2017. In accordance with this agreement, Cipperman also designates a member of its staff, who has been approved by the Funds’ Board of Directors, to serve as the Chief Compliance Officer (“CCO”) for the Funds in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement is $5,000 per month. Through September 30, 2016, this agreement covered the five Steward Funds plus one additional investment company. Effective October 1, 2016, the additional investment company is no longer covered by this agreement. Thus from October 1, 2016 forward, the full expense of this agreement will be borne by the Funds, including, effective September 8, 2017, Steward Covered Call Income Fund, and will be allocated among the Funds based on their relative net asset values at the end of each calendar month, as determined and computed in accordance with the description of the method of determination of net asset value contained in the current prospectus and statement of additional information for each Fund as in effect from time to time under the Securities Act of 1933. Additional fees may be charged for “additional services” or in the event any of the Steward Funds were to engage an adviser or sub-adviser other than Crossmark. Such fees, if incurred, will be allocated to or among the Steward Funds in a manner deemed fair and reasonable by the Board of Directors.

Pursuant to a Class Action and Fair Fund Services Agreement, as amended effective February 14, 2017, Crossmark Consulting, LLC assists in preparing claims on behalf of the Funds in class action lawsuits and prepares claims by the Funds for Securities and Exchange Commission Fair Funds.  Crossmark Consulting, LLC receives fees for these services totaling 3% of net amounts received by the Funds in class actions and 6% of amounts received by the Funds from Fair Funds.

Total dollar amounts paid by each Fund to Cipperman Compliance Services and previous Chief Compliance Officers for the past three years are detailed in the CCO Fee column. Total dollar amounts paid by each Fund to Crossmark Consulting, LLC for Administrative, Compliance and Class Action/Fair Fund services for the past three years, are detailed in the Administrative Fee, Compliance Fee and Class Action/Fair Fund Services columns. Steward Covered Call Income Fund commenced operations effective as of the date of this SAI.

Steward Funds	CCO Fee	Administrative Fee	Compliance Fee	Class Action/Fair Fund Services

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$11,684	$92,973	$11,944	$151
Year Ended April 30, 2016	$12,211	$82,699	$12,316	$2,119
Year Ended April 30, 2015	$13,369	$80,055	$11,781	$670

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$20,824	$175,039	$21,464	$265
Year Ended April 30, 2016	$24,514	$167,028	$23,790	$2,180
Year Ended April 30, 2015	$24,666	$145,253	$21,087	$1,994

Select Bond Fund
Year Ended April 30, 2017	$9,391	$80,502	$9,721	$0
Year Ended April 30, 2016	$12,285	$83,263	$11,968	$0
Year Ended April 30, 2015	$13,872	$83,252	$12,278	$0

International Enhanced Index Fund
Year Ended April 30, 2017	$7,590	$64,050	$7,913	$8
Year Ended April 30, 2016	$10,967	$75,450	$10,628	$8
Year Ended April 30, 2015	$16,839	$96,911	$13,762	$545

Global Equity Income Fund
Year Ended April 30, 2017	$13,153	$108,695	$14,039	$0
Year Ended April 30, 2016	$13,403	$90,858	$13,042	$0
Year Ended April 30, 2015	$14,866	$88,996	$13,125	$0

Pursuant to a master services agreement with SFI, FIS Investor Services, LLC (“FIS”) 4249 Easton Way, Suite 400, Columbus, OH 43219 provides transfer agency services to each Fund.  The Funds paid the following fees to FIS for transfer agency services, and to Citi Fund Services Ohio, Inc. for accounting services for the periods indicated. Steward Covered Call Income Fund commenced operations effective as of the date of this SAI.

Steward Funds	Transfer Agent Fees	Accounting Fees

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$116,000	$133,404
Year Ended April 30, 2016	$107,355	$120,284
Year Ended April 30, 2015	$71,047	$115,579

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$73,976	$212,092
Year Ended April 30, 2016	$65,154	$201,313
Year Ended April 30, 2015	$73,476	$175,688

Select Bond Fund
Year Ended April 30, 2017	$32,215	$110,664
Year Ended April 30, 2016	$31,925	$112,392
Year Ended April 30, 2015	$35,574	$110,238

International Enhanced Index Fund
Year Ended April 30, 2017	$27,624	$79,101
Year Ended April 30, 2016	$28,692	$91,368
Year Ended April 30, 2015	$29,920	$114,946

Global Equity Income Fund
Year Ended April 30, 2017	$49,599	$126,343
Year Ended April 30, 2016	$34,916	$105,107
Year Ended April 30, 2015	$36,012	$102,613

Consultant

The Board has retained Crossmark Consulting, LLC as a consultant to the Board regarding the Funds’ values-based investing.  Pursuant to the consulting agreement, as amended effective May 1, 2014, for these services to the Board, Crossmark Consulting, LLC receives monthly fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.08% of the first $500 million of such assets, 0.05% of the next $500 million and 0.02% of aggregate assets over $1 billion.  Fees paid to Crossmark Consulting, LLC during each of the past three fiscal years of the Funds were as follows:

Period Ended	Amount
April 30, 2017	$860,961
April 30, 2016	$807,523
April 30, 2015	$794,927

The Board, in consultation with Crossmark Consulting, LLC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to Crossmark.  Subject to these investment prohibitions, Crossmark Global Investments, Inc. has sole responsibility for determining which securities a Fund will buy, sell or hold.

Expenses

Each Fund and class pays all of its expenses and its allocated share of the expenses of SFI that are not borne by Crossmark Global Investments, Inc. pursuant to the Crossmark Agreement or by Crossmark Consulting, LLC under the Administration Agreement including, but not limited to, such expenses as (i) advisory, administration, compliance and class action/Fair Fund fees, (ii) fees under the Funds’ Service and Distribution Plan and Administrative Services Plan (see “Distributor,” below) and fees to Crossmark Consulting, LLC for its consulting services to the Board, (iii) fees for state filings and for legal, auditing, fund accounting, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute, (vii) the cost of reports and notices to shareholders,  (viii) fees to Fund directors and salaries of officers or employees who are not affiliated with Crossmark Investments, Inc., if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers or employees of Crossmark to the extent that such expenses relate to attendance at meetings of the Funds’ Board of Directors or any committees thereof or advisers thereto

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid.  Fund expenses, including a Fund’s share of expenses of SFI, are generally allocated between classes based on their respective net asset values.  Class A and C expenses incurred pursuant to the Service and Distribution Plan (see “Distributor,” below) are borne by Class A and Class C directly, in accordance with the terms that Plan. Expenses of Class A, Class C, and Institutional Class incurred pursuant to the Administrative Services Plan are borne by each class in accordance with the terms of that Plan, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Crossmark Distributors, Inc. (“Crossmark Distributors” known as Capstone Asset Planning Company prior to August 21, 2017), 3700 West Sam Houston Parkway South, Suite 250, Houston, TX 77042, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement. Crossmark Distributors has the exclusive right (except for distributions of shares directly by the Funds) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers.  Crossmark Distributors’ obligation is an agency or “best efforts” arrangement under which Crossmark Distributors is required to take and pay for only such Fund shares as may be sold to the public.  Crossmark Distributors is not obligated to sell any stated number of shares.  Except to the extent otherwise provided by the applicable Service and Distribution Plan (see below), Crossmark Distributors bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Michael L. Kern, III, CFA is President and a director of the Funds (commencing service as director on August 31, 2017) and is President and a director of Crossmark and of Crossmark Distributors. Certain other officers of the Funds are also officers of Crossmark, Crossmark Distributors, and their parent, Crossmark Global Holdings, Inc. Mr. Kern was appointed Chief Compliance Officer of Crossmark Distributors, Inc. effective August 1, 2017.

The Distribution Agreement, after an initial two-year term, is renewable from year to year if approved in each case (a) by the Board of SFI, or by a vote of a majority of the Fund’s outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose.  The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

SFI has each adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for each applicable Fund’s Class A and Class C shares, which permits each Fund, out of assets attributable to its Class A and Class C shares, to compensate Crossmark Distributors for services in connection with the distribution of the Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds.  These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds’ Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.  Crossmark Distributors is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes Class A and Class C shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Class A and Class C investors and of implementing and operating the Plan.

Under the Plan, payments are made to Crossmark Distributors at an annual rate of 0.25% of the average net assets of Class A shares of each Fund and 1.00% of the average net assets of Class C shares of each Fund.  Subject to these limits, Crossmark Distributors may re-allow amounts up to 0.25% of Class A net assets and up to 1.00% of Class C net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Class A shares and 1.00% based on the average net asset value of Class C shares of that Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Crossmark Distributors.  Crossmark Distributors collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Board of SFI and by a vote of the directors who are not “interested persons” of SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Directors”).  The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors.  In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each applicable Fund, class and their shareholders.  Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by Crossmark Distributors on the amounts expended and the purposes for the expenditures.  The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class.  As required by Rule 12b-1, selection and nomination of disinterested directors for SFI is committed to the discretion of the directors who are not “interested persons” as defined under the 1940 Act.

Steward Covered Call Income Fund and the Class C shares of each Fund commenced operations effective as of the date of this SAI. The amounts paid to Crossmark Distributors and reallowed by Crossmark Distributors to other Service Organizations by the Class A of each Fund during its past fiscal year ended April 30, 2017, were as follows:

Steward Funds	Total 12b-1 Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Other Service Organizations
Small-Mid Cap Enhanced Index Fund	$131,584	$60,738	$70,846
Large Cap Enhanced Index Fund	$217,705	$91,691	$126,014
Select Bond Fund	$52,297	$24,912	$27,385
International Enhanced Index Fund	$79,645	$38,952	$40,693
Global Equity Income Fund	$219,380	$95,618	$123,762

Since the 12b-1 fees are not directly linked to expenses, the amount of 12b-1 fees paid by the Class A and Class C shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the Plan.  For this reason, this type of fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Each Fund has also adopted an Administrative Services Plan with respect to its Class A, Class C and Institutional Class shares. The Institutional Class shares were added to the Plan by amendment effective April 1, 2016. The Administrative Services Plan, as amended, provides that the Class A, Class C and Institutional Class of each Fund shall compensate Crossmark Distributors to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders of each Class participate. This fee is limited, on an annual basis, to 0.10% of the average daily net assets of each Class. For the Class A and Class C, this fee is in addition to fees payable under the Service and Distribution Plan.

Steward Covered Call Income Fund and the Class C shares of each Fund commenced operations effective as of the date of this SAI.  The amounts paid to Crossmark Distributors and paid out by Crossmark Distributors pursuant to the Administrative Services Plan for the periods indicated are:

Steward Funds – Class A	Total Administrative Services Fees Paid	Amount Received by Crossmark Distributors	Amount Paid by Crossmark Distributors to Other Service Providers
Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$36,662	$36,662	$36,662
Year Ended April 30, 2016	$20,417	$20,417	$20,417
Year Ended April 30, 2015	$17,370	$17,370	$17,370

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$51,350	$51,350	$51,350
Year Ended April 30, 2016	$41,207	$41,207	$41,207
Year Ended April 30, 2015	$42,270	$42,270	$42,270

Select Bond Fund
Year Ended April 30, 2017	$11,228	$11,228	$11,228
Year Ended April 30, 2016	$13,783	$13,783	$13,783
Year Ended April 30, 2015	$14,478	$14,478	$14,478

International Enhanced Index Fund
Year Ended April 30, 2017	$16,952	$16,952	$16,952
Year Ended April 30, 2016	$12,822	$12,822	$12,822
Year Ended April 30, 2015	$14,899	$14,899	$14,899

Global Equity Income Fund
Year Ended April 30, 2017	$52,857	$52,857	$52,857
Year Ended April 30, 2016	$26,031	$26,031	$26,031
Year Ended April 30, 2015	$23,263	$23,263	$23,263

Steward Funds – Institutional Class	Total Administrative Services Fees Paid	Amount Received by Crossmark Distributors	Amount Paid by Crossmark Distributors to Other Service Providers

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$14,864	$14,864	$14,864
Year Ended April 30, 2016	$1,109	$1,109	$1,109
Year Ended April 30, 2015	$0	$0	$0

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$55,808	$55,808	$55,808
Year Ended April 30, 2016	$2,737	$2,737	$2,737
Year Ended April 30, 2015	$0	$0	$0

Select Bond Fund
Year Ended April 30, 2017	$24,743	$24,743	$24,743
Year Ended April 30, 2016	$1,316	$1,316	$1,316
Year Ended April 30, 2015	$0	$0	$0

International Enhanced Index Fund
Year Ended April 30, 2017	$13,643	$13,643	$13,643
Year Ended April 30, 2016	$1,319	$1,319	$1,319
Year Ended April 30, 2015	$0	$0	$0

Global Equity Income Fund
Year Ended April 30, 2017	$38,857	$38,857	$38,857
Year Ended April 30, 2016	$1,383	$1,383	$1,383
Year Ended April 30, 2015	$0	$0	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

Crossmark is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds’ securities transactions.  It is the policy of Crossmark to seek the best security price or “best execution” available with respect to each transaction.  In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker.  Crossmark seeks the best security price at the most favorable commission rate.  In selecting dealers and in negotiating commissions, Crossmark considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or Crossmark.  In addition, Crossmark may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the Securities and Exchange Commission (“SEC”) from time to time.  Such higher commission may be paid if Crossmark  determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Crossmark’s overall responsibilities to the particular Fund and to Crossmark’s other clients.  Such research services must provide lawful and appropriate assistance to Crossmark in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Crossmark places portfolio transactions for other advisory accounts including other investment companies.  Research services furnished by firms through which a Fund effects securities transactions may be used by Crossmark in servicing all of its accounts.  Therefore, not all of such services may be used by Crossmark in connection with that Fund.  Crossmark has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion.  Many of Crossmark’s clients have not granted Crossmark brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted Crossmark such discretion.  Other research received, although not by a specific arrangement, may also be used by Crossmark in providing service to other accounts, including one or more Funds.  In the opinion of Crossmark, the benefits from research services to each of the accounts (including the Funds) managed by Crossmark cannot be measured separately.  Crossmark seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.  In making such allocations among a Fund and other advisory accounts, the main factors considered by Crossmark are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

Steward Covered Call Income Fund and the Class C shares of each Fund commenced operations effective as of the date of this SAI. The Funds paid the following commissions during their three most recent fiscal years:

Steward Funds	Commissions Paid (a)	Approximate Percent Paid to Brokers who Furnished Research Services

Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2017	$161,915	100%
Year Ended April 30, 2016	$129,951	100%
Year Ended April 30, 2015	$147,246	100%

Large Cap Enhanced Index Fund
Year Ended April 30, 2017	$114,876	100%
Year Ended April 30, 2016 (b)	$346,663	100%
Year Ended April 30, 2015	$192,484	100%

Select Bond Fund
Year Ended April 30, 2017	$50,604	100%
Year Ended April 30, 2016	$30,325	100%
Year Ended April 30, 2015	$59,269	100%

International Enhanced Index Fund
Year Ended April 30, 2017	$44,151	100%
Year Ended April 30, 2016 (b)	$55,058	100%
Year Ended April 30, 2015	$256,424	100%

Global Equity Income Fund
Year Ended April 30, 2017	$305,428	100%
Year Ended April 30, 2016 (b)	$203,573	100%
Year Ended April 30, 2015	$134,811	100%

(a)	No commissions were paid to affiliated brokers.

(b)	Material Variance in commissions paid were a result of a single large transaction in these Funds.

Steward Covered Call Income Fund and the Class C shares of each Fund commenced operations effective as of the date of this SAI. During the fiscal year ended April 30, 2017, the following Steward Funds directed brokerage transactions to the listed brokers that provided research services.

Steward Funds Brokerage Transactions Table

			Capital	Investment
	Bank of	Bank of	Institutional	Technology
Steward Funds	America	New York	Services	Group

Small-Mid Cap Enhanced Index Fund
Commissions	$15	$19,727	$0	$142,173
Transactions	$11,745	$17,843,589	$0	$109,411,183

Large Cap Enhanced Index Fund
Commissions	$0	$27,238	$0	$87,638
Transactions	$0	$28,751,636	$0	$142,838,605

Select Bond Fund
Commissions	$6,250	$0	$32,479	$11,875
Transactions	$5,556,152	$0	$28,048,385	$10,647,569

International Enhanced Index Fund
Commissions	$0	$3,399	$0	$40,752
Transactions	$0	$4,238,859	$0	$32,730,381

Global Equity Income Fund
Commissions	$0	$14,144	$0	$291,284
Transactions	$0	$19,003,321	$0	$217,188,386

Steward Covered Call Income Fund and the Class C shares of each Fund commenced operations effective as of the date of this SAI. At April 30, 2017, the following Steward Funds owned securities of broker/dealers (or its parent, as applicable) that were among the top ten broker/dealers for each Fund that executed transactions either as agent or principal or were among the top ten dealers selling each Fund’s shares during the period noted:

Steward Funds	Security Issuer	Value of Holdings at April 30, 2017

Small-Mid Cap Enhanced Index Fund
	Stifel Financial Corp.	$276,360
	Interactive Brokers Group, Inc.	$134,096
	Investment Technology Group, Inc.	$108,310
Large Cap Enhanced Index Fund
	JP Morgan Chase & Co.	$3,982,338
	Wells Fargo & Co.	$2,732,811
	Raymond James Financial, Inc.	$72,284
	Morgan Stanley	$1,158,413
	Bank of New York Mellon Corp.	$881,481
	Charles Schwab Corp.	$981,414
	BB&T Corp.	$759,968
	Fifth Third Bancorp	$740,717
	Ameriprise Financial, Inc.	$215,555
	Comerica, Inc.	$156,954

Select Bond Fund
	JP Morgan Chase & Co.	$2,158,610
	Morgan Stanley	$1,668,684
	Charles Schwab Corp.	$1,338,911

International Enhanced Index Fund
	UBS AG	$1,257,889
	Deutsche Bank AG	$497,286

Global Equity Income Fund
	UBS AG	$6,719,971

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.  Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments. The increased turnover for Steward Large Cap Enhanced Index Fund for the fiscal year ended April 30, 2017 – when compared to the prior two fiscal years – was due to a relatively large short-term investment during the year.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities.  (See “Taxes,” below.)

A Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund’s management to seek the achievement of the basic objective of the Fund.  The Funds do not intend to invest to obtain control of portfolio companies.

The turnover rate of Steward Small-Mid Cap Enhanced Index Fund’s portfolio was 36% for the fiscal year ended April 30, 2017, 33% for the fiscal year ended April 30, 2016, and 37% for the fiscal year ended April 30, 2015.

The turnover rate of Steward Large Cap Enhanced Index Fund’s portfolio was 25% for the fiscal year ended April 30, 2017, 91% for the fiscal year ended April 30, 2016 and 33% for the fiscal year ended April 30, 2015.

The turnover rate of Steward Select Bond Fund’s portfolio was 18% for the fiscal year ended April 30, 2017, 11% for the fiscal year ended April 30, 2016, and 13% for the fiscal year ended April 30, 2015.

The turnover rate of Steward International Enhanced Index Fund’s portfolio was 16% for the fiscal year ended April 30, 2017, 11% for the fiscal year ended April 30, 2016, and 12% for the fiscal year ended April 30, 2015.

The turnover rate of Steward Global Equity Income Fund’s portfolio was 48% for the fiscal year ended April 30, 2017, 54% for the fiscal year ended April 30, 2016, and 48% for the fiscal year ended April 30.

Steward Covered Call Income Fund commenced operations effective as of the date of this SAI.

Personal Trading Policies

The Funds, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act.  Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Board of SFI has approved the proxy voting policies and procedures of Crossmark as the policies and procedures to be used in voting proxies on securities held by the Funds. Copies of the Crossmark proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.  Subject to the supervision and oversight of the Proxy Officer, and the authority of the Proxy Officer to intervene with respect to a particular proxy matter, the Proxy Assistant is obligated to vote all proxies as set forth in the Guidelines.  Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Assistant is obligated to request additional direction from the Proxy Officer.  The Proxy Assistant is obligated to maintain records of all votes received, all votes cast and other relevant information.

Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares without charge, by calling (toll-free) 1-800-262-6631, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after an investor’s purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran’s Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the NASDAQ Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with policies and procedures adopted by the Board. The price of exchange traded options is determined by (i) valuing options listed on an exchange at the last reported sale price, except if there is no last reported sale price, (ii) valuing options listed on an exchange at the most recent bid for long options and the most recent ask for short options.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by Crossmark to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets.  Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in securities that trade in U.S. markets. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund’s portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund’s investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Crossmark Distributors.  Certain broker-dealers assist their clients in the purchase of shares from Crossmark Distributors and may charge a fee for this service in addition to the applicable NAV price for the shares.  After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Class A and Class C shares - The minimum initial investment is $2,000 per Fund for regular accounts and $1,000 for individual retirement accounts. Continuous investment plans have no minimum. There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Class K shares – There is no minimum investment. Class K shares are sold only through authorized dealers; they are not available for purchase directly through the Funds’ distributor.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000.  No stock certificates representing shares purchased will be issued.  The Funds’ management reserves the right to reject any purchase order if, in its opinion, it is in a Fund’s best interest to do so.

The minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

The Independent Directors of Steward Funds, Inc. may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds c/o FIS Global, P.O. Box 183004, Columbus, OH 43218-3004.  In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses).  Each Fund intends to declare and pay income dividends quarterly.  Each Fund intends to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses).  All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive either type, or both types, of distributions in cash. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution.  All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

FEDERAL INCOME TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer; or any two issuers which the Fund controls that are engaged in similar trades or businesses or; the securities of one or more qualified publicity traded partnerships.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed.  Each Fund intends to distribute substantially all of such income.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

SFI is organized as a Maryland corporation and, under current law, the Funds are not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law and do not have any income subject to federal income tax.

Taxation of Certain Fund Investments

Some of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a regulated investment company must derive 90% of its gross income each year.

The Code also contains a so-called “wash sale” rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund’s basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively.  The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund’s taxable distributions of net capital gains.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if the Fund is a qualified fund of funds, such Fund will be eligible to elect to pass through to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the election. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes in computing his, her or its taxable income and to use such amount as a credit against his, her or its federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate share of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Distributions

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute “qualified dividend income” may be taxable to individual and other non-corporate investors at the same rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. (See “Federal Income Tax Treatment of Dividends, Distributions and Redemptions,” in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares, and are not eligible for the dividends received deduction or qualified dividend income treatment.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

 If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders.  As a result, the shareholders would be subject to tax on their proportionate share of the undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to increase the basis of their Fund shares by the difference between the amount of undistributed net capital gain included in their gross income and the tax deemed paid by the shareholder.

In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Steward Covered Call Income Fund’s use of a covered call strategy could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  Gain or loss realized on shares held more than one year is generally long-term. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. Shareholders may be limited in their ability to utilize capital losses.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% under current law (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the “IRS”) notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Affordable Care Act

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds specified threshold amounts.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that distributions to them may be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).   Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Custody of Assets.  All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds’ investment portfolios, are held by Fifth Third Bank, 5001 Kingsley Drive, Cincinnati, OH 45227.

Shareholder Reports.  Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd.., the independent registered public accounting firm for the Funds, performs annual audits of the Funds’ financial statements.

Legal Counsel.  Vedder Price P.C., 222 N. LaSalle Street, Chicago, IL 60601.

APPENDIX A

Crossmark Global Investments, Inc.

Proxy Voting Policy

Statement of Policy

It is the policy of Crossmark Global Investments, Inc. ("Crossmark") to vote proxies on securities held by its clients ("Clients") for which Crossmark exercises voting authority, including Crossmark's registered investment company clients, in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with Crossmark's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Crossmark has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which Crossmark has voting authority, directly or indirectly. Indirect voting authority exists where Crossmark's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of the investment companies ("Funds") for which Crossmark acts as investment adviser, and for which Crossmark has discretionary authority to vote proxies, have directed Crossmark to follow these Procedures in voting proxies for the Funds.

Limitations on Policy

a.	Client Instructions or Restrictions - Crossmark's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, at any particular time. In such a case, Crossmark may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.	Securities on Loan - Crossmark may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, Crossmark may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Conflicts of Interest

If Crossmark determines that voting proxies with respect to a particular security would involve a material conflict between the interests of Crossmark and its affiliates, on the one hand, and those of one or more Clients, on the other, Crossmark will choose one of the following options:

o	Cause the proxies to be "echo voted" — i.e., in the same proportion as the votes of non-Client holders of the particular security;

o	Refer the voting decision to the Client;

o	Obtain from the Client an acknowledgement and waiver of the conflict to permit Crossmark to vote the proxies in accordance with the policies described in Appendix A.

Administration

a)	Obtaining Proxy Statements. Crossmark will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. The accounts for which Crossmark is required to vote proxies are coded into the Fiserv APL System.

b)	On at least a quarterly basis, Compliance will run an “un-voted proxies” report from the Proxy Disclosure system for Mutual Funds and the Proxy Edge system for SMA accounts to monitor for un-voted proxies. The Proxy Administrator will provide to Compliance a certification of voted proxies quarterly. See Appendix C. If any unvoted proxies appear, the Proxy Officer or Administrator will be charged with providing supporting documentation explaining why these ballots were not voted.

b.	Disclosure. Crossmark will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, Crossmark will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from Crossmark about particular proxy votes.

c.	Records. Crossmark will maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements and the Firms Records Retention Policy.

d.	Proxy Voting Responsibility.

Crossmark has appointed Mel Cody, or his designee, to be the Chief Proxy Officer responsible for proxy voting (see Appendix B). A proxy assistant(s) will be appointed by Crossmark to assist the Chief Proxy Officer with his responsibilities. The proxy assistant may vote on his behalf the routine items as set forth in this document. The Proxy Officer’s responsibility is to do the following:

o	Supervise the proxy voting process, including the identification of material conflicts of interest involving the Adviser and the proxy voting process in respect to securities owned by or on behalf of such clients;

o	Vote all proxies ballots available on the Proxy Edge system. Stifel uses Mediant for its clients. The Proxy Administrator will vote proxies on the Mediant system under the direction of the Chief Proxy Officer.

o	Determine how to vote proxies relating to non-routine issues not covered by these guidelines; and

o	Determine when the Adviser may deviate from these guidelines and document deviations.

e.	Compliance Responsibility.

o	Crossmark has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.	Review of Procedures. Crossmark will review the policy periodically to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in Crossmark's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the purview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o	long-term financial performance of the target company relative to its industry

o	management's track record

o	background to the proxy contest

o	qualifications of director nominees (both slates)

o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o	We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in Crossmark's records.

o	We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o	We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o	Change in Control — Will the transaction result in a change of control of the company?

o	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;

o	offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in Crossmark's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.	Proxy Officers

Mel Cody

John Wolf, designee

Proxy Assistant

Cherice Peoples

Patricia Mims, designee

2.	Chief Compliance Officer

Jim Coppedge

Patricia Mims, designee

APPENDIX C – Example Text

January 2, 2015

TO:	Doug Tyre, Chief Compliance Officer of the Steward Funds

FROM:	Cherice Peoples, Proxy Assistant

(Crossmark Global Investments, Inc.)

RE:	Written Certification for Proxy Voting Compliance Pursuant to Rule 38a-1

The attached Proxy Voting Reports list all securities voted on behalf of the Steward Funds for October 1, 2014 through December 31, 2014. Of 140 proxy votes requested for the quarter, there were no proxies not voted in compliance with the Funds’ proxy voting policies and procedures.

Two proxies show unvoted, but they appear on the report this way due to two WRAP accounts that have 0 shares appearing in the system. Supporting documentation is attached.

The meeting record for this proxy is also attached.

PROXY VOTING — ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, Crossmark will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members

o	Name changes

o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in Crossmark's records.

Non-routine issues include:

o	Acquisitions

o	Mergers

o	Spin-offs

o	Significant changes in the By-Laws, Articles of Incorporation, etc.

o	Anti-takeover provisions, poison pills

o	Rights offerings

o	Measure in authorized shares of common or preferred stock

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